AVONDALE INDUSTRIES, INC.
                            EMPLOYEE STOCK OWNERSHIP PLAN

                    (As Amended and Restated Effective January 1,
                    1989)

                              AVONDALE INDUSTRIES, INC.
                            EMPLOYEE STOCK OWNERSHIP PLAN
                                  TABLE OF CONTENTS

          Article                 Contents                          Section

          I.        DEFINITIONS
                      Accounts                                         1.1
                      Affiliated Company                               1.2
                      Beneficiary                                      1.3
                      Board of Directors                               1.4
                      Code                                             1.5
                      Committee                                        1.6
                      Company                                          1.7
                      Company Stock                                    1.8
                      Compensation                                     1.9
                      Disability                                       1.10
                      Disability Retirement Date                       1.11
                      Early Retirement Date                            1.12
                      Employee                                         1.13
                      Employer                                         1.14
                      Employer Contribution                            1.15
                      Entry Date                                       1.16
                      ERISA                                            1.17
                      Exempt Loan                                      1.18
                      Highly Compensated Employee                      1.19
                      Hour of Service                                  1.20
                      Investment Manager                               1.21
                      Named Fiduciary                                  1.22
                      Non-Highly Compensated Employee                  1.23
                      Non-Participating Employer                       1.24
                      Normal Retirement Age                            1.25
                      Normal Retirement Date                           1.26
                      One Year Break In Service                        1.27
                      Parental Absence                                 1.28
                      Participant                                      1.29
                      Plan                                             1.30
                      Plan Year                                        1.31
                      Post-1986 Company Stock                          1.32
                      Service Termination Date                         1.33
                      Suspense Account                                 1.34
                      Trust or Trust Agreement                         1.35
                      Trustee                                          1.36
                      Trust Fund                                       1.37
                      Valuation Date                                   1.38
                      Vested Interest                                  1.39
                      Year of Service                                  1.40

          II.       PARTICIPATION
                      Commencement of Participation                    2.1
                      Termination of Participation                     2.2
                      Participation Following Reemployment             2.3

          III.      CONTRIBUTIONS
                      Employer Contributions                           3.1
                      No Employee Contributions                        3.2
                      Time of Payment of Contribution                  3.3

                      For Exclusive Benefit of Participants            3.4
                        and Beneficiaries
                      Reversion                                        3.5

          IV.       VESTING
                      Retirement, Death or Disability                  4.1
                      Other Termination                                4.2
                      Forfeitures                                      4.3
                      Reemployment                                     4.4

          V.        ALLOCATIONS AND ACCOUNTING
                      Participant Accounts                             5.1
                      Special Definitions for Article V                5.2
                      Allocation of Employer Contributions             5.3
                        and Forfeitures
                      Allocation of Cash Dividends on                  5.4
                        Company Stock
                      Stock Dividends, Splits, Recapitaliza-           5.5
                        tions, Etc.
                      Allocation of Earnings and Losses                5.6
                      Accounting Procedures                            5.7
                      Valuation Procedures                             5.8
                      Suspense Account                                 5.9
                      Release from Suspense Account                    5.10
                      Limitations on Allocations to                    5.11
                        Certain Participants
                      Limitations on Annual Additions                  5.12

          VI.       BENEFITS
                      Normal Retirement Date                           6.1
                      Early Retirement Date                            6.2
                      Disability Retirement Date                       6.3
                      Nonalienation of Benefits                        6.4
                      Qualified Domestic Relations Order               6.5

          VII.      PAYMENT OF BENEFITS
                      Time of Payment                                  7.1
                      Optional Forms of Payment                        7.2
                      Normal Form of Payment of Benefits               7.3
                      Waiver of Normal Form and Election               7.4
                        of Optional Form of Payment
                      Small Amounts                                    7.5
                      Temporary Non-Payment of Benefits                7.6
                      Manner of Payment                                7.7
                      Direct Rollover Rules                            7.8
                      Notice                                           7.9

          VIII.     TRUST FUND
                      Plan Assets                                      8.1
                      Investment of Trust Fund                         8.2
                      Company Not Responsible For Adequacy Of          8.3
                        Trust Fund
                      Legal Limitation                                 8.4
                      Exempt Loans                                     8.5

          IX.       ADMINISTRATION
                      Board of Directors                               9.1
                      ESOP Administrative Committee                    9.2
                      Committee's Duties and Responsibilities          9.3
                      Committee's Powers                               9.4
                      Chairman of the Committee                        9.5
                      Claims Review Procedure                          9.6
                      Information from Participants                    9.7
                        and Beneficiaries
                      Actions                                          9.8
                      Bond                                             9.9
                      Indemnification                                  9.10

          X.        RIGHTS AND OPTIONS CONCERNING
                    COMPANY STOCK
                      Restrictions on Company Stock                   10.1
                      Right of First Refusal                          10.2
                      Put Option                                      10.3
                      Exercise of Voting Rights                       10.4
                      Tender Offer                                    10.5
                      Investment Diversification                      10.6

          XI.       AMENDMENT OF THE PLAN
                      Right to Amend or Suspend Contributions        11.1
                      Amendment by Committee                          11.2
                      Restriction on Amendment                        11.3
                      Retroactivity                                   11.4

          XII.      TERMINATION OF THE PLAN
                      Events Constituting Termination                 12.1
                      Partial Termination                             12.2
                      Liquidation of the Trust Fund                   12.3
                      Internal Revenue Service Approval for           12.4
                        Distribution

          XIII.     TOP HEAVY PROVISIONS
                      Top Heavy Plan                                  13.1
                      Definitions for Article XIII                    13.2
                      Vesting                                         13.3
                      Minimum Contribution                            13.4
                      Limitations on Contributions                    13.5
                      Other Plans                                     13.6

          XIV.      GENERAL PROVISIONS
                      Plan Voluntary                                  14.1
                      Payments to Minors and Incompetents             14.2
                      Missing Payee                                   14.3
                      Required Information                            14.4
                      Subject to Trust Agreement                      14.5
                      Subject to Contract                             14.6
                      Communications to Committee                     14.7
                      Communications from Employer                    14.8
                        or Committee
                      Transfers and Rollovers                         14.9
                      Action                                          14.10
                      Liability for Benefits                          14.11
                      Named Fiduciary                                 14.12
                      Gender                                          14.13
                      Captions                                        14.14
                      Applicable Law                                  14.15
                      Expenses                                        14.16
          TAX\3271.2
                                       PREAMBLE

               Avondale Industries, Inc. originally established the Avondale Industries, Inc. Employee Stock Ownership Plan effective September 1, 1985, which plan and the amendments thereto made through December 31, 1988, shall hereinafter be referred to as the "Prior Plan". The Avondale Industries, Inc. Employee Stock Ownership Plan was amended and restated effective January 1, 1989, unless otherwise provided herein, as set forth in this document and in the Trust adopted as part of this Plan, to comply with the Tax Reform Act of 1986 and subsequent legislation hereinafter referred to as the "Plan". The Plan is the continuation of the Prior Plan and no gap in time or effect exists, or shall ever be construed to exist, between them.

               The purpose of the Plan, as revised and restated, is to encourage employees to make and continue careers with Avondale Industries, Inc. and certain related employers by allowing employees to obtain beneficial interests in the common stock of Avondale Industries, Inc., to provide an effective means for employees to accumulate funds for their own retirement, and to enable employees to share in the appreciation and depreciation of the common stock of Avondale Industries, Inc. accumulated by the Plan. The Plan is designed to invest primarily in common stock of Avondale Industries, Inc.

               The Plan and its related Trust are intended to qualify as an employee stock ownership plan and trust under Sections 401(a), 501(a) and 4975(e)(7) of the Internal Revenue Code of 1986, as amended.
          TAX\3271.2
                                      ARTICLE I
                                     DEFINITIONS

               All capitalized terms used in this Plan shall have the meaning set forth in this Article I, unless a different meaning is plainly required by the context:

               1.1 Accounts shall mean a Participant's Company Stock Account and Investment Account (including any subaccounts established from time to time under each such Account) established and maintained to record the interest of a Participant in the Trust Fund as more fully described in Section 5.1.

               1.2 Affiliated Company shall mean any corporation which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which includes the Company; any trade or business (whether or not incorporated) which is under common control (as defined in Section 414(c) of the Code) with the Company; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes the Company; and any other entity required to be aggregated with the Company pursuant to regulations under Section 414(o) of the Code.

               1.3 Beneficiary shall mean the person or persons designated by a Participant to receive the amount, if any, payable under the Plan in the event of the Participant's death. Each Beneficiary designation shall be in the form prescribed by the Committee.

               If the Participant is married and designates someone other than his legal spouse, his Beneficiary designation must include the written consent of his spouse at the time the designation is made. Such written consent must approve the Beneficiary designated and acknowledge the effect of such designation and must be notarized by a notary public. If it is established to the satisfaction of the Committee that the Participant has no spouse or that the spouse's consent cannot be obtained because the spouse cannot be located, or because of such other circumstances as may be prescribed in regulations issued pursuant to Section 417 of the Code, such written consent shall not be required.

               If no valid beneficiary designation is in effect at the time of the Participant's death, then, to the extent, if any, benefits are payable under the Plan after such death, Beneficiary shall mean the Participant's legal spouse, if he is married at the time of his death, or otherwise the Participant's estate.

               1.4 Board of Directors shall mean the Board of Directors of Avondale Industries, Inc.

               1.5 Code shall mean the Internal Revenue Code of 1986, as amended from time to time. Reference to any Section of the Code shall include any successor provision thereto.

               1.6 Committee shall mean the ESOP Administrative Committee designated by the Company to administer the Plan in accordance with Section 9.2.
               1.7 Company shall mean Avondale Industries, Inc. and any successor company that may continue the Plan.

               1.8  Company Stock shall mean:

                    (a)  shares of any class of stock issued by the Company

                         (or by a corporation which is a member of the same controlled group within the meaning of Section 409(l) of the Code which is readily tradeable on an established securities market.

                    (b) If there is no Company Stock which meets the requirements of Paragraph (a) above, the term "Company Stock" means common stock issued by the Company (or by a corporation which is a member of the same controlled group within the meaning of
                         Section 409(l) of the Code having a combination of voting power and dividend rights equal to or in excess of:

                         (i) that class of company stock of the Company (or of any other such corporation) having the greatest voting power, and

                         (ii) that class of common stock of the Company (or
                              of any other such corporation) having the greatest dividend rights.

               1.9  Compensation shall  mean the total annual salary, wages and other cash compensation paid to an Employee by a Participating Employer including any amount which such Employee elects to have the Employer contribute to a qualified plan under
          Section 401(k) or Section 125 of the Code, but does not include imputed income or other non-cash compensation, severance pay, compensation which arises through a payment to an Employee as part of a relocation program or moving expense, reimbursed expenses, any contribution to, or benefit from this Plan or any other pension plan, profit-sharing plan or employee benefit plan maintained by a Participating Employer, including any contribution to, or benefit from, the Performance Share Plan or the Stock Appreciation Plan. Only Compensation for the period of time during which the Employee is a Participant shall be considered.

               Effective January 1,  1989, the Compensation of any Employee
          for a Plan Year shall be limited to $200,000, as adjusted from time to time in accordance with Section 401(a)(17) of the Code. For years beginning on or after January 1, 1994, a Participant's annual Compensation taken into account under the Plan for any Plan Year shall not exceed $150,000, as adjusted from time to time in accordance with Section 401(a)(17) of the Code. In determining the Compensation of a Participant for purposes of this limitation, the rules of Code Section 414(q)(6) shall apply, except in applying these rules, "family" will include only the Participant's spouse and any lineal descendants of the Participant who have not attained age 19 before the close of the year. If, as a result of the application of these rules the adjusted $150,000 (prior to December 31, 1993, $200,000) limit is exceeded then the limit will be prorated among the affected individuals determined under this section before this limit is applied.
               1.10 Disability  of  a Participant shall mean the total  and permanent incapacity of a Participant to engage in any substantial gainful employment, as determined by the Committee, and which qualifies him for commencement of benefits for permanent and total disability under Federal Old Age and Survivor Insurance.

               1.11 Disability Retirement Date shall have the meaning set forth in Section 6.3.

               1.12 Early Retirement Date shall have the meaning set forth in Section 6.2.

               1.13 Employee shall mean a person employed by a Participating Employer or Non-Participating Employer, excluding any employee who is included in a unit of employees covered by a negotiated collective bargaining agreement which does not provide for his participation in the Plan. A director of the Company is not eligible for participation in the Plan unless he is also an Employee. A leased employee as described in Section 414(n)(2) of the Code, shall be considered an Employee but shall not be considered a Participant under this Plan; provided, however, that any leased employee who subsequently becomes a Participant shall have his previous service as a leased employee used in calculating his Years of Service under the Plan.

               1.14 Employer shall mean the Company, Avondale Services Corporation, and any Affiliated Company, subsidiary or related entity that adopts this Plan pursuant to authorization by the Board of Directors of the Company and the board of directors of the newly-adopting entity. The list of Employers and the date such Employers adopted the Plan shall be contained in Appendix A. A "Participating Employer" shall mean an entity, including the Company, included in this definition of Employer.

               By authorizing the adoption of this Plan, the governing body of any Participating Employer expressly recognizes and delegates to the Company and its Board of Directors the right to exercise on the behalf of the Participating Employer all power and authority conferred by the Plan to the Company or its Board of Directors.

               1.15 Employer Contribution shall mean a contribution by an Employer to the Trust Fund as described in Section 3.1.

               1.16 Entry Date shall mean the first day of each month.

               1.17 ERISA  shall  mean  the  Employee   Retirement   Income
          Security Act of 1974, as amended from time to time. References to any section of ERISA include any successor provision thereto.

               1.18 Exempt Loan means a loan (or other credit arrangement) incurred for the purpose of acquiring Employer Stock which is
          (a) extended   to  the  Plan  from  a  disqualified  person,   or
          (b) extended to the Plan from a third party and is guaranteed or collateralized by a disqualified person, provided such loan or arrangement qualifies under the provisions of Code Section 4975(d)(3) of the Code and satisfies the conditions of Section 8.5.

               1.19 Highly    Compensated   Employee   means   any   highly
          compensated active employee and any highly compensated former employee as described in this Section 1.19.

               A highly compensated active employee includes any employee who performs service for the employer during the determination year and who, during the look-back year: (i) received compensation from the employer in excess of $75,000 (as adjusted pursuant to section 415(d) of the Code); (ii) received compensation from the employer in excess of $50,000 (as adjusted pursuant to section 415(d) of the Code) and was a member of the top-paid group for such year; or (iii) was an officer of the employer and received compensation during such year that is greater than 50 percent of the dollar limitation in effect under section 415(b)(1)(A) of the Code. The term highly compensated employee also includes: (i) employees who are both described in the preceding sentence if the term "determination year" is substituted for the term "look-back year" and the employee is one of the 100 employees who received the most compensation from the employer during the determination year; and (ii) employees who are 5 percent owners at any time during the look-back year or determination year.

               If no officer has satisfied  the compensation requirement of
          (iii) above during either a determination year or look-back year, the highest paid officer for such year shall be treated as a highly compensated employee.

               For  purposes  of  this Section 1.19, the determination year
          shall be the Plan Year.   The look-back year shall be the twelve-
          month period immediately preceding the determination year.

               A highly compensated former employee includes any employee who separated from service (or was deemed to have separated) prior to the determination year, performs no service for the employer during the determination year, and was a highly compensated active employee for either the separation year or any determination year ending on or after the employee's 55th birthday.

               If an employee is, during a determination year or look-back year, a family member of either a 5 percent owner who is an active or former employee or a highly compensated employee who is one of the 10 most highly compensated employees ranked on the basis of compensation paid by the employer during such year, then the family member and the 5 percent owner or top-ten highly compensated employee shall be aggregated. In such case, the family member and 5 percent owner or top-ten highly compensated employee shall be treated as a single employee receiving compensation and plan contributions or benefits equal to the sum of such compensation and contributions or benefits of the family member and 5 percent owner or top-ten highly compensated employee. For purposes of this paragraph, family member includes the spouse, lineal ascendants and descendants of the employee or former employee and the spouses of such lineal ascendants and descendants.

               The determination of who is a highly compensated employee, including the determinations of the number and identity of employees in the top-paid group, the top 100 employees, and number of employees treated as officers and the compensation that is considered, will be made in accordance with Section 414(q) of the Code and the Regulations thereunder.

               For purposes of this Section 1.19, the term "employer" means the Company and any Affiliated Company.

               1.20 Hour of Service shall mean:

                    (a) Each hour for which an Employee is directly or indirectly paid or entitled to payment by a Participating Employer or Non-Participating Employer for the performance of duties, including periods of vacation and holidays;

                    (b) Each hour for which an Employee is directly or indirectly paid or entitled to payment by a Participating Employer or Non-Participating Employer (including payments made or due from a trust fund or insurer to which the Participating Employer or Non-Participating Employer contributes or pays premiums) on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to illness, incapacity, disability, layoff, jury duty, military duty, or leave of absence, provided that:

                         (i) no more than 501 Hours of Service shall be credited under this paragraph (b) to an Employee on account of any single continuous period during which the Employee performs no duties; and

                         (ii) Hours of Service  shall not be credited under
                              this paragraph (b) to an Employee for a payment which solely reimburses the Employee for medically related expenses incurred by the Employee or which is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment compensation or disability insurance laws;

                    (c) Each hour not already included under paragraph (a) or (b) above for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by such Employer, provided that crediting of Hours of Service under this paragraph (c) with respect to periods described in paragraph (b) above shall be subject to the limitation therein set forth; and

               The number of Hours of Service to be credited under paragraph (b) or (c) above on account of a period during which an Employee performs no duties, and the Plan Years to which Hours of

          Service shall be credited under paragraphs (a), (b) or (c) above shall be determined by the Committee in accordance with Sections 2530.200b-2(b) and (c) of the Regulations of the U.S. Department of Labor.

               To the extent not credited above, Hours of Service will also be credited based on the customary work week of the Employee for periods of military duty (as required by applicable law) and approved leaves of absence.

               1.21 Investment Manager shall mean the individual, individuals or institution appointed by the Committee to direct the investment of all or a part of the assets of the Trust Fund other than Company Stock. Such Investment Manager must:

                    (a) be (i) registered in good standing under the Investment Advisors Act of 1940; or (ii) a bank as defined in such Act; or (iii) an insurance company qualified to perform investment management services under the laws of more than one State of the United States; and

                    (b) acknowledge in writing its status as a Named Fiduciary under the Plan.

               1.22 Named Fiduciary under the Plan shall mean the Employer, the Committee, the Trustee, the Investment Manager, if any, and any other person or entity described in Section 3(21) of ERISA with respect to the Plan.

               1.23 Non-Highly Compensated Employee shall mean an Employee who is not a Highly Compensated Employee.

               1.24 Non-Participating Employer shall mean an Affiliated Company, subsidiary or related entity which is not participating in the Plan or which is no longer participating in the Plan by reason of the recision of a prior designation of participation by the Board of Directors or the board of directors of the Non-Participating Employer.

               1.25 Normal Retirement Age shall mean age 65 or, if later, a Participant's fourth anniversary of commencement of participation in the Plan.

               1.26 Normal Retirement Date shall have the meaning set forth in Section 6.1.

               1.27 One Year Break In Service shall mean a 12-month consecutive period following an Employee's Service Termination Date, as defined in paragraph 1.33, during which the Employee fails to be credited with an Hour of Service.

               1.28 Parental Absence shall mean an Employee's absence from work, on or after January 1, 1985, for any of the following reasons: (i) the pregnancy of the Employee, (ii) the birth of the Employee's child, (iii) the adoption of a child by the Employee, or (iv) the need to care for the Employee's child immediately following its birth or adoption. Provided, however, that the Committee, in its sole discretion, may require evidence that any absence is on account of a reason enumerated herein and evidence as to the duration of such absence.

               1.29 Participant shall mean (i) any Employee who satisfies the participation requirements set forth in Article II, and
          (ii) any former Employee on whose behalf an Account continues to be maintained in the Plan pursuant to Article II.

               1.30 Plan shall mean the Avondale Industries, Inc. Employee Stock Ownership Plan, as set forth in this document and as amended from time to time. The Plan is intended to qualify as a stock bonus under Section 401(a) of the Code, and as an employee stock ownership plan within the meaning of Section 4975(e)(7) of the Code.

               1.31 Plan Year shall mean the calendar year; provided, however, that the first Plan Year shall mean the period from September 1, 1985 to August 31, 1986; the second Plan Year shall mean the period from September 1, 1986 to August 31, 1987; the third Plan Year shall mean the period from September 1, 1987 to August 31, 1988; the fourth Plan Year shall mean the period from September 1, 1988 to December 31, 1988; and each twelve month period beginning January 1, 1989 or any anniversary thereof.

               1.32 Post-1986 Company Stock shall mean Company Stock acquired by the Plan after December 31, 1986. The portion of a Participant's Company Stock Account attributable to Post-1986 Company Stock shall be determined by separately accounting for such shares and by tracing such shares acquired after December 31, 1986 to the Company Stock Accounts of the various Participants receiving allocations. Forfeitures of shares of Company Stock shall retain their character as either Post-1986 Company Stock or other than Post-1986 Company Stock in the Company Stock Accounts of the Participant to whom allocated even though the allocation of the forfeiture may take place after December 31, 1986.

               1.33 Service Termination Date shall mean the earliest of the following:

                    (a)  the  date  on  which  an   Employee   resigns,  is
                         discharged, retires or dies;

                    (b) the first anniversary of the date on which an Employee is laid off, starts an authorized leave of absence, or is absent from work for any other reason (other than those instances covered under paragraphs (a) and (c)), including holidays, paid vacations, sick leaves and absence on account of disability;

                    (c) the second anniversary of the date on which an Employee commenced a Parental Absence, if such Employee has not yet returned to work with a Participating or Non-Participating Employer.

               1.34 Suspense Account shall mean the account established under Section 5.9 as part of the Trust Fund to hold Company Stock purchased with the proceeds of an Exempt Loan pending the allocation of such stock to the Company Stock Accounts of Participants.

               1.35 Trust or Trust Agreement shall mean the Avondale Industries, Inc. Employee Stock Ownership Trust Agreement by and between the Company and the Trustee as amended from time to time.

               1.36 Trustee shall mean the individuals or institution appointed by the Board of Directors to be Trustee under the Trust Agreement.

               1.37 Trust Fund shall mean all assets held by the Trustee in accordance with this Plan and the Trust Agreement.

               1.38 Valuation Date shall mean the last day of each calendar quarter during the Plan Year or any other date during the Plan Year specified by the Committee upon which the assets of the Trust Fund are valued as described in Section 5.8. The Annual Valuation Date shall mean the last day of the Plan Year.

               1.39 Vested   Interest   shall   mean   the   portion  of  a
          Participant's    Accounts    which    has   become   vested   and
          nonforfeitable.

               1.40 Year of Service shall mean a 12-month period commencing on the first day on which an Employee is credited with an Hour of Service (or such Employee's date of rehire in the case of an Employee who has not previously become a Participant and who has incurred five or more consecutive One Year Breaks in Service) (or such later date of participation as specified in Appendix A) or anniversary thereof during which he is continuously employed by a Participating Employer or Non-Participating Employer, provided that:

                    (a) An Employee shall be credited with one Year of Service for each 12 complete months of employment, whether or not consecutive.

                    (b) An Employee shall cease accruing Years of Service on his Service Termination Date; except that if such Employee performs an Hour of Service within the 12-month period commencing on his Service Termination Date, his period of absence shall be treated as employment.

                    (c) Years of Service shall include any one or more of the following:

                         (i) any period of absence because of service in the military forces of the United States, provided the Employee returns to work within 90 days after first becoming eligible for discharge from active duty;

                         (ii) any period  of  layoff  not  in excess of one
                              year in duration;

                         (iii)any  period  while  the  Employee  is  on  an
                              approved leave of absence with or without pay (including any leave of absence for maternity or paternity reasons);
                         (iv) any  other period of absence  approved  by  a
                              Participating Employer or Non-Participating Employer including paid holidays, paid vacations and sick leaves;

                         (v) any other period of absence during which the Employee does not incur a One Year Break In Service; provided the Employee returns to work with a Participating Employer or Non-Participating Employer within the one-year period after his Service Termination Date;

                         (vi) to  the extent not otherwise credited  above,
                              the first 12 months of a Parental Absence if the Employee provides the Committee with any evidence it may reasonably require to determine that the absence is on account of such Parental Absence.

               Except as otherwise specifically provided under this Section 1.40, a partial Year of Service shall be determined by dividing the number of days of employment, whether or not consecutive, by the number of days in the calendar year.

               Notwithstanding anything in this Plan to the contrary, the Years of Service of any Participant determined as of January 1, 1989 shall not be less than the number of years he would have had on such date under the terms of the Prior Plan as in effect on December 31, 1988.
          TAX\3271.2
                                      ARTICLE II
                                    PARTICIPATION

               2.1 Commencement of Participation. Each Employee of a Participating Employer who was participating under the Prior Plan on December 31, 1988, shall without further requirements, continue as a Participant hereunder.

               Each other Employee of a Participating Employer as of January 1, 1989, and each person who becomes an Employee of a Participating Employer after January 1, 1989, shall become a Participant as of the Entry Date which coincides with or immediately follows the date on which such Employee completes one Year of Service, provided he is employed by the Employer on such date. Notwithstanding the foregoing, no Employee shall become a Participant prior to the effective date of the adoption of the Plan by his Employer.

               The Committee shall take any necessary or appropriate action to ensure that each Employee eligible to become a Participant under this Article II becomes a Participant and, if it is determined that an Employee has for any reason not been made a Participant in the Plan or an administrative adjustment is required, each Employee shall retroactively become a Participant or such administrative adjustment shall be made.

               2.2  Termination   of  Participation.   A  Participant   who
          (i) terminates   employment   with   a   Participating   Employer
          (ii) becomes a member of a group of employees covered by a negotiated collective bargaining agreement which does not provide for participation in the Plan or (iii) becomes an Employee of a Non-Participating Employer shall no longer be considered an Active Participant as defined in Section 5.2, but shall continue as a Participant in the Plan entitled to share in the earnings and losses of the Trust Fund and to exercise the rights of a Participant hereunder as to elections, claims for benefits, receipt of information and any other applicable rights until his Vested Interest has been distributed and the non-vested portion of his Accounts, if any, has been forfeited pursuant to Section 4.3.

               The participation of any Participant shall end when (i) no further benefits are payable to him or his Beneficiary under the Plan and (ii) no further amounts are credited to his Accounts.

               2.3 Participation Following Reemployment. If an Employee, whether or not he was a Participant, terminates his employment with a Participating Employer but is reemployed before a One Year Break in Service occurs, he shall be treated for purposes of eligibility to participate in the Plan as if the termination had not occurred.

               If an Employee who had not become a Participant in the Plan terminates employment, experiences a One Year Break in Service, and is later reemployed by a Participating Employer, he shall be treated as a new Employee for purposes of determining eligibility to participate in the Plan.

               If a Participant terminates employment, experiences a One Year Break in Service and is later reemployed by a Participating Employer, he shall automatically become a Participant as of the date he first performs an Hour of Service following reemployment. TAX\3271.2
                                     ARTICLE III
                                    CONTRIBUTIONS

               3.1  Employer Contributions.

                    (a) Subject to the provisions of any loan or contribution agreement, the Employer shall contribute to the Trust Fund for each Plan Year such sum as the Board of Directors may, in its sole discretion, determine, which amount may be zero. The Company may contribute all or part of the entire amount due on behalf of one or more Participating Employers and charge the amount thereof to the Participating Employer responsible therefor.

                         The contribution for any year shall not exceed the maximum amount deductible from the Employer's income for such year under Section 404 of the Code, except to the extent necessary to provide the top-heavy minimum allocations under Section 13.4.

                         Employer Contributions may be made in the form of cash or Company Stock.

                    (b)  All  or  part  of  the  contributions  made  under
                         Section 3.1(a) hereof may be applied to repay any outstanding Exempt Loan. The Committee may, subject to any pledge or similar agreement, direct or determine the proportions of such contributions which are applied to repay each such Exempt Loan.

                    (c)  All  or  part  of  the  contributions  made  under
                         Section 3.1(a) hereof may be used to purchase Shares allocated to the Account of any Participant or Beneficiary in order to make a distribution under Article VII hereof to such Participant or Beneficiary.

               3.2  No  Employee  Contributions.    No  Employee  shall  be
          required or permitted to contribute to the Trust Fund.

               3.3 Time of Payment of Contribution. The Employer Contribution for each Plan Year shall be paid to the Trustee not later than the time prescribed by law for filing the federal corporate income tax return, including extensions, for the taxable year ending with or within such Plan Year. At the time such contribution is made to the Trust Fund, the Board of Directors shall designate the Plan Year for which such contribution is made, either by amount or by formula.

               3.4  For    Exclusive    Benefit   of    Participants    and
          Beneficiaries. Subject to Section 3.5, all Employer Contributions to the Trust Fund shall be irrevocable, and neither such contributions nor any income therefrom shall be used for, or diverted to, purposes other than for the exclusive benefit of Participants or their Beneficiaries under the Plan.
               3.5  Reversion.   In  no  event shall the assets of the Plan
          revert to the benefit of the Employer  except as provided in this
          Section 3.5. Notwithstanding any provision of the Plan to the contrary, any contribution by the Employer is conditioned upon the deductibility of such contribution under Section 404 of the Code. In the event all or any portion of a contribution made by the Employer is attributable to a good faith mistake in determining the deductibility of the contribution, the Employer may demand repayment of the affected contributions, and the Trustee shall return such contributions. Any such demand shall be made within one year following a final determination of the disallowance by the Internal Revenue Service.

               In the event all or any portion of a contribution made by the Employer is attributable to a good faith mistake of fact, the

          Trustee shall return the affected portion of the contribution, provided the Employer furnishes the Trustee evidence of the mistake within one year of the contribution.

               The maximum amount that may be returned to the Employer in the case of a mistake of fact or the disallowance of a deduction is the excess of (1) the amount contributed, over, as relevant,
          (2) (A) the amount that would have been contributed had no mistake of fact occurred, or (B) the amount that would have been contributed had the contribution been limited to the amount that is deductible after any disallowance by the Internal Revenue Service. Earnings attributable to the excess contribution may not be returned to the Employer, but losses attributable thereto must reduce the amount to be so returned. Furthermore, if the withdrawal of the amount attributable to the mistaken or nondeductible contribution would cause the balance of the individual account of any Participant to be reduced to less than the balance which would have been in the account had the mistaken or nondeductible amount not been contributed, then the amount to be returned to the Employer must be limited so as to avoid such reduction.
          TAX\3271.2
                                      ARTICLE IV
                                       VESTING

               4.1 Retirement, Death or Disability. A Participant shall have a nonforfeitable and fully vested interest in his Accounts upon the attainment, prior to termination of Employment, of Normal Retirement Age, death or Disability prior to termination of employment.

               4.2 Other Termination. Except as otherwise provided in this Section 4.2 and Section 13.3, a Participant who terminates employment for reasons other than death, Disability or attainment of Normal Retirement Age prior to termination of employment shall have the Vested Interest in his Accounts determined by the following schedule:

                    ---------------------------------------------
                    YEARS OF SERVICE           VESTED INTEREST

                    Less than 5 years                 0%
                    5 years or more                  100%

               Notwithstanding the vesting schedule above, (i) a Participant shall have a fully vested and nonforfeitable interest in any amounts allocated to his Accounts which are attributable to a plan-to-plan transfer to the Trust from a defined benefit plan maintained by the Company as more fully described in Section
          5.1 and (ii) any Employee who was a Participant in the Prior Plan and had completed at least 3 Years of Service prior to January 1, 1989, shall be subject to the Prior Plan schedule to the extent that such schedule is more liberal than the vesting schedule provided above. The following is the Prior Plan vesting schedule:

                    ---------------------------------------------
                    YEARS OF SERVICE           VESTED INTEREST

                    Less than 4 years                 0%
                    4 years                          40%
                    5 years                          100%

               4.3 Forfeitures. The non-vested portion of a Participant's Accounts shall be forfeited on the date on which he incurs 5 consecutive One Year Breaks in Service, and shall be reallocated among the Accounts of Active Participants as provided in Section
          5.3. For purposes of this Section 4.3, if the value of a Participant's vested interest in his Accounts is zero, the Participant shall be deemed to have received a distribution of such vested Account (and therefore a forfeiture results) as of the end of the Plan Year in which his or her employment terminates, and the non-vested portion shall be allocated among the Accounts of Active Participants as provided in Section 5.3. Forfeitures shall be determined pursuant to Section 54.4975-11(d)(4) of the Treasury Regulations.

               If a portion of a Participant's Account is forfeited, Company Stock, which represent the Participant's interest in Company Stock released from the Suspense Account, must be forfeited only after other assets. If interest in more than one class of Company Stock have been allocated to the Participant's Account, the Participant must be treated as forfeiting the same proportion of each such class.

               A Participant can have a forfeiture restored after re-employment, but only under the circumstances described in Section 4.4

               4.4 Reemployment. If a participant terminates his or her employment with the Employer, incurs a Break in Service, and is later reemployed by the Employer:

                    (a) His or her Years of Service prior to the Break in Service shall be taken into account for purposes of determining the vested portion of such Participant's Account funded after reemployment
                         (i) if any portion of the Participant's Account is vested at the time of the Break in Service, or
                         (ii) if the number of years in the Break in Service is less than the five.

                    (b) His or her Years of Service which accrue after the Break in Service shall be taken into account for purposes of determining the vested portion of such Participant's Account funded prior to the Break in Service, provided such Participant is reemployed by the Employer before he or she incurs five (5) consecutive Breaks in Service.

                    (c) Any Participant who terminates employment with zero vesting in his or her Accounts shall be credited with the full value of such Accounts determined as of the date of the deemed distribution under Section 4.3 if the Participant is re-employed before he or she incurs five (5) consecutive Breaks in Service. If any credit is required under this Subparagraph (c), the credit shall be made no later than the close of the Plan Year in which occurs the later of the re-employment or the repayment. The credit shall be satisfied first from forfeitures and second from Employer Contributions.
          TAX\3271.2
                                      ARTICLE V
                              ALLOCATIONS AND ACCOUNTING

               5.1  Participant Accounts.  The Committee shall maintain
          (i) a Company Stock Account and (ii) an Investment Account for each Participant. Each Participant's Company Stock Account shall consist solely of shares of Company Stock. Each Participant's Investment Account shall consist of the Participant's shares of Trust Assets other than Company Stock.

               For all Participants who were Participants in the Plan on August 31, 1986, a subaccount of the Company Stock Account and Investment Account shall be maintained to reflect the shares of Company Stock and other assets attributable to the sale of Company Stock allocated to the Participant's Company Stock Account on August 31, 1986, as a result of Company Stock acquired by the Trust in a plan-to-plan transfer from a defined benefit plan maintained by the Company. The subaccounts established for a Participant as a result of the plan-to-plan transfer from the defined benefit plan maintained by the Company shall be 100% vested at all times. Other subaccounts may be established and maintained from time to time at the direction of the Committee.

               Unless otherwise required by applicable law, the maintenance of all accounts and subaccounts shall be for bookkeeping purposes only and no segregation of Trust Fund assets shall be required.

               5.2 Special Definitions for Article V. For purposes of this Article V, the term Active Participant shall mean a Participant (i) who is employed by a Participating Employer through the last payroll period ending within the Plan Year,
          (ii) who died prior to termination of employment, (iii) retired from active employment with a Participating Employer on or after his Early or Normal Retirement Date during the Plan Year, or
          (iv) who received self-insured, short-term Disability payments from the Employer during the Plan Year.

               Dividends. For purposes of this Article V, the term Dividends shall include distributions, which are dividends under applicable state law accounted for as dividends under generally accepted accounting principles, provided such dividends do not constitute extraordinary dividends.

               5.3 Allocation of Employer Contributions and Forfeitures. As of each Annual Valuation Date, the total number of shares (including fractional shares) of Company Stock (i) contributed to the Trust Fund by the Employer, (ii) purchased by the Trustee with Employer Contributions made in cash, (iii) released from the Suspense Account pursuant to Section 5.10 during the Plan Year or
          (iv) forfeited during the Plan Year pursuant to Section 4.3 shall be computed and allocated to the Company Stock Accounts of all Active Participants in proportion that each such Active Participant's Compensation bears to the total Compensation for all Active Participants for such year.

               As of each Annual Valuation Date, Employer Contributions made in cash during the Plan Year which are not used to purchase Company Stock or to repay an Exempt Loan, as well as any forfeitures from Participant Investment Accounts pursuant to
          Section 4.3, shall be computed and allocated to the Investment Accounts of all Active Participants in proportion that each such Active Participant's Compensation bears to the total Compensation for all Active Participants for such year.

               5.4 Allocation of Cash Dividends on Company Stock. All Dividends payable with respect to Company Stock held by the Trust Fund, whether or not allocated to the Company Stock Accounts of Participants will be used for the purpose of repaying one or more Exempt Loans. If Dividends on Company Stock allocated to a Participant's Company Stock Account are used to pay an Exempt Loan, Company Stock having a fair market value of not less than the amount of any such Dividend shall be allocated to such Participant's Employer Stock Account. Nevertheless, with respect to cash Dividends attributable to Company Stock allocated to the Company Stock Accounts of Participants, the Committee may, in its sole discretion, determine for any Plan Year whether to either
          (i) allocate such cash Dividends received by the Trust Fund to the Investment Accounts of Participants in proportion to the Company Stock allocated to each Participant's Company Stock Account as of the record date established by the Company with respect to such Dividends, or (ii) distribute such cash Dividends to Participants in proportion to the shares of Company Stock (including fractional shares) allocated to each Participant's Company Stock Account as of the record date established by the Company with respect to such Dividends.

               Cash dividends which are paid to Participants may be paid directly by the Company or may be paid by the Trustee and/or Committee within 90 days after the end of the Plan Year of receipt by the Trustee.

               In the case of Dividends distributed to Participants, Dividend checks that are returned to the Committee as undeliverable to Participants at their last known address will be restored to the accounts of such Participants and such cash dividends will be 100 percent vested irrespective of whether the shares to which the dividends are attributable were vested. The Participant's entire vested account, including the dividends, are subject to forfeiture under paragraph 14.3 of the ESOP if the Participant still cannot be located after 5 years of consecutive Breaks in Service.

               5.5 Stock Dividends, Splits, Recapitalizations, Etc. Any shares (including fractional shares) of Company Stock received by the Trust on shares allocated to Company Stock Account of Participants as a result of a stock dividend, stock split, conversion, or as a result of a reorganization or other recapitalization of the Company, shall be allocated as of the record date of such distribution in proportion to the shares (including fractional shares) then allocated to each Participant's Company Stock Account; provided, however, that any stock dividends may, in the sole discretion of the Committee, be used to repay an Exempt Loan.

               5.6 Allocation of Earnings and Losses. As of each Valuation Date, the Trustee shall determine the fair market value of the Trust Fund and the net earnings and gains or losses of the Trust Fund (other than unrealized appreciation or depreciation in Company Stock) after deducting any expenses which have not been paid by the Company.

               After the Trustee has completed its calculations, the Committee shall allocate the net earnings and gains or losses of the Trust Fund since the immediately preceding Valuation Date to the Investment Accounts of all Participants in proportion to the balances of such Accounts as of the immediately preceding Valuation Date. The Committee may also make such other adjustments to the Participant Accounts as it deems necessary and appropriate in order to achieve an equitable allocation of the net earnings and gains or losses as long as it does so in a uniform and nondiscriminatory manner and such adjustments are consistent with the accounting procedures established by Section 5.7.

               5.7 Accounting Procedures. The Committee shall establish the accounting procedures for the purposes of making the allocations to Participant Accounts in accordance with the provisions of the Plan. From time to time the Committee may modify its accounting procedures for the purpose of achieving equitable and non-discriminatory allocations.

               5.8 Valuation Procedures. In determining the fair market value of the Trust Fund, the Committee and/or Trustee shall act in accordance with generally accepted valuation methods and practices and shall be entitled to retain such independent appraisers as it deems necessary to determine the value of any Trust Fund assets that are not traded freely on a recognized market. All valuations of Company Stock made during a period when Company Stock is not readily tradable on an established securities market shall be made by an "independent appraiser" as defined in the Regulations prescribed under Section 170(a)(1) of the Code.

               As soon as practicable after the close of each Plan Year, the Committee shall mail to each Participant (at his last known address) a valuation notice which includes the number of shares (including fractional shares) allocated to his Company Stock Account, the value of such shares determined at the end of the Plan Year, the value of his Investment Account and the Participant's Vested Interest.

               5.9 Suspense Account. Shares of Company Stock acquired by the Trust Fund through an Exempt Loan shall be added to and maintained in the Suspense Account on an unallocated basis until released from the Suspense Account as provided in Section 5.10 and allocated to the Company Stock Accounts of Participants as provided in Section 5.3.

               5.10 Release from Suspense Account. Shares of Company Stock acquired for the Trust Fund with the proceeds of an Exempt Loan shall be released from the Suspense Account as the Exempt Loan is repaid, in accordance with the following provisions of this
          Section 5.10:

                    (a) For each Plan Year until the Exempt Loan is fully repaid, the number of shares of Company Stock released from the Suspense Account shall equal the number of unreleased shares immediately before such release for the current Plan Year multiplied by the "Release Fraction." As used herein, the term "Release Fraction" shall mean a fraction, the numerator of which is the amount of principal and interest paid on the Exempt Loan for such current Plan Year and the denominator of which is the sum of the numerator plus the principal and interest to be paid on such Exempt Loan for all future years during the term of such Exempt Loan (determined without reference to any possible extensions or renewals thereof). For purposes of computing the denominator of the Release Fraction, if the interest rate on the Exempt Loan is variable, the interest to be paid in subsequent Plan Years shall be calculated by assuming that the interest rate in effect as of the end of the applicable Plan Year will be the interest rate in effect for the remainder of the term of the Exempt Loan. Notwithstanding the foregoing, in the event such Exempt Loan shall be repaid with the proceeds of a subsequent Exempt Loan (the "Substitute Loan"), such repayment shall not operate to release all such shares in the Suspense Account, but, rather, such release shall be effected pursuant to the foregoing provisions of this paragraph (a) on the basis of payments of principal and interest on such Substitute Loan.

                    (b) If required by any pledge or similar agreement, then in lieu of applying the provisions of paragraph (a) with respect to an Exempt Loan, shares of Company Stock shall be released from the Suspense Account as the principal amount of such Exempt Loan is repaid (without regard to interest payments), provided the following three conditions are satisfied:

                         (i) The Exempt Loan shall provide for annual payments of principal and interest at a cumulative rate that is not less rapid at any time than level annual payments of such amounts for 10 years;

                         (ii) The interest portion of any payment shall be
                              disregarded only to the extent it would be treated as interest under standard loan amortization tables; and

                         (iii)If the Exempt Loan is renewed, extended or
                              refinanced, the sum of the expired duration of the Exempt Loan and the renewal, extension or new Exempt Loan period shall not exceed 10 years.

                    (c) If at any time there is more than one Exempt Loan outstanding, then separate accounts may be established under the Suspense Account for each such Exempt Loan. Each Exempt Loan for which a separate account is maintained may be treated separately for purposes of the provisions governing the release of shares of Company Stock from the Suspense Account and for purposes of the provisions governing the application of Employer Contributions to repay an Exempt Loan.

                    (d)  It is intended that the provisions of this Section
                         5.10 shall be applied and construed in a manner consistent with the requirements and provisions of Treasury Regulation Section 54.4975-7(b)(8), and any successor Regulation thereto.

               5.11 Limitations on Allocations to Certain Participants. Notwithstanding the foregoing provisions of this Article V:

                    (a) If more than one-third of the total allocations to Active Participants' Accounts with respect to a Plan Year would be allocated pursuant to Section 5.3, in the aggregate, to the Accounts of Highly Compensated Employees then the allocations to the Accounts of Highly Compensated Employees shall be reduced, pro rata, in an amount sufficient to reduce the amounts allocated to the Accounts of such Active Participants to an amount not in excess of one-third of the total allocations to Active Participants' Accounts with respect to such Plan Year; and

                    (b) Any amounts which are prevented from being allocated due to the restriction contained in paragraph (a) shall be allocated pursuant to
                         Section 5.3 to the Accounts of Non-Highly
                         Compensated Employees as though the Highly
                         Compensated Employees did not participate in the Plan.

               5.12 Limitation on Annual Additions. The following paragraphs of this Section 5.12 shall apply notwithstanding any provision of the Plan to the contrary:

                    (a) The total "Annual Additions" to a Participant's Accounts for any Plan Year under the provisions of this Article V shall not exceed the lesser of
                         (i) 25% of the Participant's compensation (as defined in Section 415(c)(3) of the Code and the Regulations promulgated thereunder) or
                         (ii) $30,000 or such larger amount equal to 1/4 of the defined benefit dollar limitation as adjusted or cost-of-living increases pursuant to Code Sections 415(c)(1), 415(d)(1) and 415(d)(3);
                         provided, however, that for Plan Years ending prior to January 1, 1990 if the restriction contained in Section 5.11 remains in effect, such dollar amount shall be increased by the lesser of
                         (i) 100% of the dollar amount otherwise applicable for the Plan Year or (ii) the amount of Company Stock contributed to the Plan or attributable to cash contributed to the Plan.

                    (b) For purposes of paragraph (a), the term "Annual Additions" shall mean for any Plan Year the aggregate of amounts of Employer Contributions and forfeitures credited to a Participant's Accounts, such as Employer Contributions used to repay one or more Exempt Loans or to purchase shares of Company Stock which are deemed allocated to such Participant's Accounts; provided, however, that "Annual Additions" shall not include any amounts credited to the Participant's Accounts (i) due to Employer Contributions relating to an interest payment on an Exempt Loan, (ii) received by the Trust through a plan-to-plan transfer,
                         (iii) attributable to a forfeiture of Company Stock acquired with the proceeds of an Exempt Loan, or (iv) received by the Trust as a result of a dividend, as defined in Section 5.2 (or a stock split, recapitalization or other event described in Section 5.5), declared by the Company and allocated to such Participants' Accounts in proportion to the shares (including fractional shares) of Company Stock allocated to such Accounts. For purposes of this paragraph (b), the portion of an Employer Contribution used to repay one or more Exempt Loans or to purchase shares of Company Stock which is deemed allocated to an Active Participant's Account shall be in the proportion that each such Active Participant's Compensation bears to the total Compensation for all Active Participants for such year.

                         For purposes of this paragraph (b), all defined contribution plans of the Employer, whether or not terminated, are to be treated as one defined contribution plan.

                    (c) The term "Annual Additions" also includes amounts allocated to an individual medical account, as defined in Code Section 415(l)(2), which is part of a defined benefit plan maintained by the Employer, and amounts derived from contributions which are attributable to post-retirement medical benefits allocated to the separate account of a key employee, as defined in Code Section 419(A)(d)(3), under a welfare benefit fund, as defined in Code Section 419(e), maintained by the Employer.

                    (d) For purposes of this Section 5.12, Participant's compensation, as defined in Section 415(c)(3) of the Code and Regulation, shall mean wages, salaries and fees for professional services and other amounts received (without regard to whether or not an amount was paid in cash) for personal services actually rendered in the course of employment for the Employer maintaining the Plan to the extent that the amounts are includible in gross income (including but not limited to commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan (as described in section 1.62-2(c) of the Regulations)), but excluding:

                         (i) Employer contributions to a plan of deferred compensation which are not includible in the Employee's gross income for the taxable year in which contributed, or employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employee or any distributions from a plan of deferred compensation;

                         (ii) Amounts realized from the exercise of a non-
                              qualified stock option or when restricted stock or property held by the Employee is no longer subject to a substantial risk of forfeiture or becomes freely transferable;

                         (iii)Amounts realized from the sale, exchange or
                              other disposition of stock acquired under an incentive stock option; and

                         (iv) Other amounts which received special tax
                              benefits such as premiums for group-term life insurance (but only to the extent that the premiums are not includible in the gross income of the employee).

                    (e) If for any reason the Annual Additions to a Participant's Accounts would exceed the limitation described in paragraph (a) above, the allocation of the annual addition shall be reduced as follows:

                         (i)  Excess amounts shall be allocated and
                              reallocated to the Accounts of other
                              Participants in accordance with Section 5.3 to the extent that such allocations would not cause Annual Additions to each Participant's Accounts to exceed the limitations of this
                              Section 5.12.

                         (ii) To the extent the reductions described in
                              Subparagraph (1) cannot be allocated to other Participants' Accounts, such reduction shall be allocated to a Section 415 Suspense Account. All amounts in the Section 415 Suspense Account must be allocated and reallocated to Participants' Accounts in the same manner as other forfeitures before an Employer Contribution which would constitute Annual Additions may be made. No investment gains and losses shall be allocated to the
                              Section 415 Suspense Account. The Committee may, in its discretion, use any such investment gains and losses to repay an Exempt Loan or to be allocated to Participant Accounts. Any amounts allocated to Participants from the Section 415 Suspense Account shall be considered Annual Additions. In the event of termination of the Plan, the balance of the Section 415 Suspense Account shall revert to the Company to the extent it may not then be allocated to any Participants' Accounts.

                         (iii)Subparagraphs (1) and (2) notwithstanding,
                              any amounts held in an individual
                              Participant's Section 415 Suspense Account as of December 31, 1988, under the terms of the Prior Plan shall continue to be held for, and allocated to, such Participant pursuant to
                              Section 11.3 of the Prior Plan.

                         (iv) The excess amounts shall not be deemed Annual
                              Additions in that limitation year if they are treated in accordance with this Subparagraph and if the excess amounts are a result of the allocation of forfeitures, a reasonable error in estimating a Participant's annual Compensation, a reasonable error in determining the amount of elective deferrals (within the meaning of Section 402(g)(3)) that may be made with respect to any individual under the limits of Section 415 or under other limited facts and circumstances that the Commissioner finds justify the availability of the rules set forth in this Paragraph.

                    (f) Paragraph (a) notwithstanding, if a Participant is included in both a defined benefit plan and a defined contribution plan maintained by the Employer, the sum of the "defined benefit plan fraction" and the "defined contribution plan fraction" as defined in Section 415(e) of the Code for any Plan Year may not exceed 1.00. Reduction of contributions to all benefits from all other plans, where required, shall be accomplished by first reducing benefits under such other defined benefit plan or plans, then reducing contributions or allocating excess in the manner and priority set out in such other defined contribution plans, and finally by allocating any remaining excess for this Plan in the manner and priority set out above with respect to this Plan.

                         The defined benefit plan fraction for any year is a fraction (a) the numerator of which is the projected "annual benefit" of the Participant under the defined benefit plan (determined as of the close of the Plan Year), and (b) the denominator of which is the lesser of: (1) the product of 1.25 multiplied by the maximum dollar limitation in effect under Section 415(b)(1)(A) of the Code for such year, or (2) the product of 1.4 multiplied by the amount which may be taken into account under Section 415(b)(1)(B) of the Code for such year. The defined contribution plan fraction for any year is a fraction (1) the numerator of which is the sum of the "annual additions" to the Participant's Account as of the close of the Limitation Year and (b) the denominator of which is the sum of the lesser of the following amounts determined for such year and each prior Year of Service with the Employer: (1) the product of
                         1.25 multiplied by the dollar limitation in effect under Section 415(c)(1)(A) of the Code for such year (determined without regard to Section 415(c)(6) of the Code, or (2) the product of 1.4 multiplied by the amount which may be taken into account under Section 415(c)(1)(B) of the Code for such year.

                    (g) For purposes of this Section 5.12, the term "Employer" includes any entity required to be aggregated with the Company or any other
                         Participating Employer under Sections 414(b), (c),
                         (m) or (o) of the Code.
          TAX\3271.2
                                      ARTICLE VI
                                       BENEFITS

               6.1 Normal Retirement Date. The Normal Retirement Date shall be the later of (a) the first day of any month coincident with or next following the Participant's actual retirement (or other termination of employment) after age 65, or (b) the first day of the month coincident with or next following a

          Participant's fourth anniversary of commencement of participation in the Plan. Any Participant who remains an Employee beyond age 65, or becomes a Participant after such date, shall participate in the contributions and benefits of the Plan in the same manner as any other Participant.

               6.2 Early Retirement Date. Any Participant who has attained age 55 and who has at least 10 Years of Service may retire on an Early Retirement Date by making written application to the Committee specifying an Early Retirement Date which is the first day of a month not more than 90 days following the date of the filing of the application.

               6.3 Disability Retirement Date. Any Participant who has incurred a Disability, as determined by the Committee, may retire on a Disability Retirement Date by making written application to the Committee specifying a Disability Retirement Date which is the first day of a month not more than 90 days following the date of the filing of the application. Former Employees shall not be eligible for Disability Retirement unless the Disability was determined to have occurred during the course of such former Employee's employment with the Employer. Subject to Section 9.6, the determination of the Committee as to whether a Participant has a Disability and the date of such Disability shall be final, binding and conclusive.

               6.4 Nonalienation of Benefits. Except with respect to federal income tax withholding and federal tax levies, benefits payable under this Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, either voluntary or involuntary, including any such liability which is for alimony or other payments for the support of a spouse or former spouse or for any other relative of the Employee, prior to actually being received by the person entitled to the benefit under the terms of the Plan; and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of any right to benefits payable hereunder, shall be void. The Trust Fund shall not in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person entitled to benefits hereunder.

               Notwithstanding the above, the Committee shall direct the Trustee to comply with a qualified domestic relations order described in Section 6.5.

               6.5 Qualified Domestic Relations Order. All rights and benefits, including election rights, provided to Participants pursuant to this Plan, are subject to the rights afforded to any "alternate payee" pursuant to a "qualified domestic relations order," as those terms are defined below.

               Pursuant to the provisions of Section 414(p) of the Code, a "qualified domestic relations order" shall mean a judgment, decree or order (including approval of a property settlement agreement) made pursuant to a state domestic relations law (including a community property law) that relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child or other dependent of a Participant ("alternate payee") and which:

                    (a) creates or recognizes the existence of an alternate payee's right to, or assigns to an alternate payee the right to, receive all or a portion of the benefits payable to a Participant under this Plan; and

                    (b) specifies (i) the name and last known mailing address (if any) of the Participant and each alternate payee covered by the order, (ii) the amount or percentage of the Participant's benefits under the Plan to be paid to each such alternate payee, or the manner in which such amount or percentage is to be determined and, (iii) the number of payments or the period to which the order applies; and

                    (c)  does not require this Plan to:

                         (i) provide any type or form of benefit, or any option, not otherwise provided hereunder;

                         (ii) pay any benefits to any alternate payee prior
                              to the earlier of:

                              (A)  the earliest date benefits are payable
                                   hereunder to a Participant, or

                              (B)  the later of the date the Participant
                                   attains age 50 or the earliest date on
                                   which the Participant could obtain a
                                   distribution under the Plan if the
                                   Participant terminated employment;

                         (iii)pay any benefits which are not vested under
                              the Plan;

                         (iv) provide increased benefits, or

                         (v) pay benefits to an alternate payee which are required to be paid to another alternate payee under a prior qualified domestic relations order.

               For purposes of this Plan, an alternate payee who had been married to the Participant for at least one year may be treated as a spouse with respect to the portion of the Participant's Accounts in which such alternate payee has an interest provided that the qualified domestic relations order provides for such treatment. However, under no circumstances may the spouse of an alternate payee (who is not a Participant hereunder) be treated as a spouse under the terms of the Plan.

               Upon receipt of any judgment, decree or order (including approval of a property settlement agreement) relating to the provision of payment by the Plan to an alternate payee pursuant to a state domestic relations law, the Committee shall promptly notify the affected Participant and any alternate payee of the receipt of such judgment, decree order and shall notify the affected Participant and any alternate payee of the Committee's procedure for determining whether or not the judgment, decree or order is a qualified domestic relations order.

               The Committee shall establish procedures to determine the status of a judgment, decree or order as a qualified domestic relations order and to administer Plan distributions in accordance with any such qualified domestic relations order. Such procedures shall be in writing, shall include provisions specifying the notification requirements enumerated in the preceding paragraph, shall permit an alternate payee to designate a representative for receipt of communications from the Committee, and shall include such other provisions as the Committee shall determine, including such provisions required under Treasury Regulations.

               During any period in which the issue of whether a judgment, decree or order is a qualified domestic relations order is being determined (by the Committee, a court of competent jurisdiction or otherwise), the Committee shall account for separately the amount, if any, which would have been payable to the alternate payee during such period if the judgment, decree or order had been determined to be a qualified domestic relations order.

               If the judgment, decree or order is determined to be a qualified domestic relations order within the 18-month period following the receipt by the Committee of the qualified domestic relations order, then payment of the amount shall be paid to the appropriate alternate payee at the time and in the form specified in such order. If such a determination is not made within the 18-month period, the amount shall be returned to the Participant's Accounts under the Plan and shall be paid at the time and in the manner provided under the Plan as if no order, judgment or decree had been received by the Committee.
          TAX\3271.2
                                     ARTICLE VII
                                 PAYMENT OF BENEFITS

               7.1 Time of Payment. Subject to the temporary non-payment provisions of Section 7.6, the payment of a Participant's Vested Interest shall be made, or commence, as soon as administratively practicable following the Participant's Normal Retirement Date or death (but not later than 60 days after the end of the Plan Year in which the Participant attains his Normal Retirement Date or dies); provided, however, that no distribution shall commence later than April 1 following the calendar year in which the Participant attains age 70 1/2, even if still employed, whether or not he is employed by a Participating Employer.

               For a Participant electing an Early Retirement Date as provided in Section 6.2 or a Disability Retirement Date as provided in Section 6.3, the payment of his Vested Interest shall be made, or commence, as soon as administratively practicable following his Early Retirement Date or Disability Retirement Date (but not later than 60 days after the end of the Plan Year in which the Early Retirement Date or Disability Retirement Date occurs).

               For a Participant who terminates employment (other than by reason of death or Disability) prior to his Normal Retirement Date or Early Retirement Date, the payment of his Vested Interest shall be made, or begin to be made, within 60 days after the close of the Plan Year in which the Participant attains his Early Retirement Date or Normal Retirement Date or dies.

               Notwithstanding the foregoing paragraphs of this Section 7.1, the payment of the Vested Interest of a Participant's Company Stock Account attributable to Post-1986 Company Stock shall be made, or shall commence, not later than the sixth Plan Year following the Plan Year in which the Participant terminated employment, provided that the Participant has not been reemployed by the Employer before the date of the distribution.

               7.2 Optional Forms of Payment. A Participant whose Vested Interest is greater than $3,500 may elect to receive his Vested Interest in the form of any one of the following optional forms of benefit:

                    (a) Lump Sum Option, under which the Participant's Vested Interest is paid to him in one lump sum.

                    (b) Installment Option, under which the Participant's Vested Interest is paid to him in ten substantially equal annual installments. Unless the Participant elects otherwise, the Vested Interest of a Participant's Company Stock Account attributable to Post-1986 Company Stock is paid to him in five substantially equal annual installments.

                    (c) Combination Option, under which a portion of the Participant's Vested Interest is paid as an annuity pursuant to Section 7.3 and the remaining portion of his Vested Interest is paid pursuant to the Lump Sum Option or the Installment Option described above.

                    (d) Transfer Benefit, under which all of the Participant's Vested Interest is transferred to the Company's Pension Plan. The Participant will receive his Vested Interest in a form selected under the Company's Pension Plan. This optional form of benefit is available only to Participants who are also participating in the Company's Pension Plan (other than Participants whose benefits are frozen under the Company's Pension
                         Plan) and who has requested and is eligible to receive a retirement income under the Company's Pension Plan. This provision does not apply to amounts allocated to a Participant's Account which are not considered in computing the Participant's retirement income under the Company's Pension Plan.

          Notwithstanding the above, a Participant whose Vested Interest exceeds $3,500 must consent to a distribution of his Vested Interest.

               7.3 Normal Form of Payment of Benefits. Subject to Sections 7.4 and 7.5, a Participant's Vested Interest under the Plan shall be payable as follows:

                    (a) If a Participant is married on the date his distribution of benefits commences, the normal form of payment shall be a 50% Joint and Survivor Spouse Annuity. The "50% Joint and Survivor Spouse Annuity" means a benefit providing an annuity for the life of the Participant, ending with the payment due on the first day of the month coincident with or preceding the date of his death, and, if the Participant's legal spouse (determined as of the commencement of the annuity) survives him, a survivor annuity for the life of the legal spouse equal to 50% of the annuity payable for the life of the Participant, commencing on the first day of the month following the date of the Participant's death and ending with the payment due on the first day of the month coincident with or preceding the date of the legal spouse's death. The 50% Joint and Survivor Annuity shall be purchased with the value of the Participant's Vested Interest determined as of the Valuation Date coincident with or immediately preceding the benefit commencement date; provided, however, Company Stock shall be valued pursuant to 7.7(c).

                    (b) If a Participant is not married on the date his distribution of benefits commences, or the Participant has not been legally married for at least one year ending on the date as of which distribution of his Vested Interest Commences, the normal form of payment shall be a Straight Life Annuity. A "Straight Life Annuity" shall mean an annuity for life ending with the payment due on the last day of the month coincident with or preceding the date of the Participant's death.
                         The Straight Life Annuity shall be purchased with the value of the Participant's Vested Interest determined as of the Valuation Date coincident with or immediately preceding the benefit commencement date; provided, however, Company Stock shall be valued pursuant to 7.7(c).

                    (c) A Preretirement Survivor Annuity shall be paid to the surviving spouse of a Participant who, after earning a nonforfeitable right to any portion of his Account attributable to a plan-to-plan transfer of assets from a defined benefit pension plan maintained by the Company to the Plan, dies before the commencement of the distribution of that portion of his Account. The term "Preretirement Survivor Annuity" means a benefit providing for payment of a survivor annuity to a Participant's surviving spouse equal to either one-half or the full amount (as the Participant shall elect) of the annuity which would have been payable for the life of the Participant under a 50% Joint and Survivor Spouse Annuity described above. In the case of a Participant who dies on or after the first date which could have been his Early Retirement Date but before distribution of his Vested Interest has commenced, the Preretirement Survivor Annuity shall be based on the 50% Joint and Survivor Spouse Annuity which would have been payable under the 50% Joint and Survivor Spouse Annuity if it had commenced on the first day of the month coincident with or preceding the date of his death. In the case of a Participant who dies before the first date which could have been his Early Retirement Date, the Preretirement Survivor Annuity shall be based on the 50% Joint and Survivor Spouse Annuity which would have been payable if the Participant had terminated employment on the date of death, survived until the first date which could have been his Early Retirement Date, immediately began receiving payments under the 50% Joint and Survivor Annuity and died on the day following such Early Retirement Date. Payment of a Preretirement Survivor Annuity shall commence on the first day of the month following the later of
                         (i) the first month in which the Participant could have retired or an Early Retirement Date, or
                         (ii) the month in which the Participant dies.

               7.4 Waiver of Normal Form and Election of Optional Form of Payment. A Participant may waive the normal form of payment described in Section 7.3 provided that concurrently with such waiver he shall elect an optional form of payment of benefits from those provided in Section 7.2. Such election shall be made in writing and shall not take effect unless either: (i) the Participant's legal spouse consents in writing to such election and the spouse's consent acknowledges the effect of such election and is witnessed by a notary public, or (ii) it is established to the satisfaction of the Committee that the Participant has no legal spouse, or that such spouse's consent cannot be obtained because the spouse cannot be located, or because of such other circumstances as may be prescribed in Regulations issued pursuant to Section 417 of the Code.

               The Committee shall make an election form available to each Participant not less than 9 months before the Participant attains his earliest possible Early Retirement Date as described in
          Section 6.2. Such form shall describe in plain language the terms and conditions of the optional forms of benefit and shall provide for election of optional forms of benefit and a benefit commencement date. The completed form should be returned to the Committee within the 90 day period ending on the designated benefit commencement date. Any waiver may be revoked, or election changed, at any time up to the due date for the Participant's first benefit payment, on a form approved by the Committee. If no election has been made at the time benefits commence, benefits will be payable in accordance with Section 7.3.

               The Committee shall, when necessary, mail the form to the Participant via certified mail, at his last address on the records of the Committee, or, if deemed appropriate, through any facilities made available by the United States Social Security Administration. Following receipt of the election form, the Participant may request information with respect to the financial effect of his waiver on the normal form of payment and the election of any available optional form of payment.

               7.5 Small Amounts. The distribution to any Participant whose Vested Interest is $3,500 or less shall be made in the form of a lump sum.

               7.6 Temporary Non-Payment of Benefits. If a Participant or Beneficiary fails to submit the form required under Section 7.4 or fails to furnish information reasonably requested by the Committee which is necessary to determine whether such Participant or Beneficiary has satisfied all requirements for payment of benefits, the Committee shall delay payment of benefits until the requested information is furnished and shall make reasonable efforts to obtain such information. After the requested information has been furnished and the Committee has determined that the Participant or Beneficiary has met the requirements for payment of benefits, such benefits shall be payable.

               7.7 Manner of Payment. The following rules shall govern the payment of benefits pursuant to this Article VII:

                    (a)  All lump sum and installment payments under this
                         Article VII from the Participant's Company Stock Account shall be made in the form of Company Stock, with the value of any fractional shares paid in cash, unless the provision of Section 409(h)(2) of the Code becomes applicable. The amount of cash to be distributed to a Participant for fractional shares (or for whole shares in the event the provisions of Section 409(h)(2) of the Code are applicable) allocated to his Company Stock Account shall be determined by the closing price of Company Stock on the last trading day of the month preceding payment, or in the event Company Stock is not currently traded on an established securities market, the price determined by an independent appraiser as of the Annual Valuation coincident with or immediately preceding the date of distribution.

                    (b)  All lump sum and installment payments under this
                         Article VII from a Participant's Investment
                         Account shall be made in cash; provided, however, that the Participant shall be entitled to receive the value of his Investment Account (determined as of the most recent Valuation Date) in shares of Company Stock. The price of the shares shall be determined as of the last trading day of the month preceding payment, or in the event Company Stock is not currently traded on an established securities market, the price determined by an independent appraiser as of the Annual Valuation Date coincident with or immediately preceding the date of distribution. To receive the value of his Investment Account in shares of Company Stock, a Participant must make a written request on forms provided by the Committee for this purpose within 14 days after receipt of the Committee's intention to distribute in cash.

                    (c) If an annuity is purchased, Company Stock allocated to the Participant's Company Stock Account shall be valued at the closing price of Company Stock on the last trading day of the month preceding payment or, if Company Stock is not currently traded on an established securities market, the price determined by an independent appraiser as of the Annual Valuation Date coincident with or immediately preceding the date of distribution. The Participant's Investment Account shall be valued as of the Valuation Date coincident with or immediately preceding the date of distribution; provided, however, that such account shall be increased by any cash dividends added thereto and decreased by cash dividends paid therefrom since the prior Valuation Date.

                    (d) If the Participant elects to transfer his Vested Interest to the Company's Pension Plan, the transfer shall be made in cash.

                    (e) If the Participant has received a distribution following his or her Normal Retirement Date, Early Retirement Date, Disability Retirement Date or death and he or she receives a second distribution of 10 or fewer shares of Company Stock, such Participant can elect to receive the second distribution in the form of cash.

               7.8 Direct Rollover Rules. This Section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Article, a Distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover. Definitions are as follows:
                    (a) The term Eligible Rollover Distribution means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                    (b) An Eligible Retirement Plan includes an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                    (c) The term Distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in
                         Section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

                    (d) The term Direct Rollover means a payment by the plan to the eligible retirement plan specified by the Distributee.
               7.9  Notice.   For Plan Years beginning after December 31,
          1993, a Participant's Vested Interest may commence no less than 30 days after the notice required under section 1.411(a)-11(c) of the Income Tax Regulations is given, unless:

                    (a) The Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

                    (b) the Participant, after receiving the notice, affirmatively elects a distribution.

          TAX\3271.2
                                     ARTICLE VIII
                                      TRUST FUND

               8.1 Plan Assets. The Company has entered into the Trust Agreement providing for the establishment of a trust to hold the assets of the Plan. All contributions shall be paid over to the Trustee and held pursuant to the provisions of the Plan and the Trust Agreement.

               8.2 Investment of Trust Fund. The Trust Fund shall be invested primarily in Company Stock; provided that the Trustee may also invest the Trust Fund in cash, cash equivalents, certificates of deposit, money market funds, guaranteed investment contracts, short term securities, bonds, and other investments at the direction of, or in accordance with the investment policy established by, the Committee or an authorized Investment Manager.

               Neither the Employer nor the Committee nor the Trustee shall have any responsibility or duty to time any transaction involving Company Stock in order to anticipate market conditions or changes in stock value, nor shall the Employer, the Committee or the Trustee have any responsibility or duty to sell shares of Company Stock held in the Trust Fund (or otherwise to provide investment management for Company Stock held in the Trust Fund) in order to maximize return or minimize loss. Company contributions made in cash, and other cash received by the Trustee, may be used to acquire Shares from shareholders of the Company or directly from the Company.

               8.3 Company Not Responsible For Adequacy Of Trust Fund. Except as required by applicable law, neither the Board of Directors, the Company, the Participating Employers, the Committee, nor the Trustee shall be responsible for the adequacy of the Trust Fund to meet and discharge Plan liabilities. Each Participant or Beneficiary shall assume all risk in connection with any decrease in the value of the assets of the Trust Fund and the Participants' Accounts and neither the Participating Employers nor the Committee shall be liable or responsible therefor.

               8.4 Legal Limitation. The Committee shall not be required to engage in any transaction, including, without limitation, directing the purchase or sale of Company Stock which it determines in its sole discretion might tend to subject itself, its members, the Plan, the Employer, or any Participant to liability under federal or state law.

               8.5 Exempt Loans. The Committee may direct the Trustee to have the Plan enter into one or more Exempt Loans to finance the acquisition of Company Stock. The terms of any Exempt Loan shall comply with each of the following requirements:

                    (a) The terms shall be as favorable to the Plan as the terms of a comparable loan from arms-length negotiations between independent parties;

                    (b) The interest rate shall be no more than a reasonable interest rate considering all relevant factors including the amount and duration of the Exempt Loan, the security and guarantee involved, the credit standing of the Plan and the guarantor of the Exempt Loan and the interest rate prevailing for comparable loans;

                    (c) The Exempt Loan shall be without recourse against the Plan;

                    (d)  The Exempt Loan must be for a specific term;

                    (e) The Exempt Loan may not be payable at the demand of any person except in the case of default;

                    (f) The only assets of the Plan that may be given as collateral on the Exempt Loan are shares of Company Stock acquired with the proceeds of the same Exempt Loan or shares of Company Stock used as collateral on a prior Exempt Loan and repaid with the proceeds of the same Exempt Loan;

                    (g) No person entitled to payment under the Exempt Loan shall have any right to assets of the Plan other than collateral given for that Exempt Loan, contributions made to the Plan to enable it to meet its obligations under that Exempt Loan and earnings attributable to such collateral and such contributions;

                    (h)  The value of Plan assets transferred in
                         satisfaction of the Exempt Loan upon an event of default shall not exceed the amount of the default;

                    (i) If the lender is a "disqualified person" (as such term is defined in Section 4975(e) of the Code), Plan assets may only be transferred upon default only upon and to the extent of the failure of the Plan to meet the payment schedule of the Exempt Loan;

                    (j) Upon payment of any portion of the balance due on the Exempt Loan, the assets pledged as collateral for such portion shall be released from encumbrance, in accordance with Section 5.10;

                    (k) The Exempt Loan shall be repaid only from (i) amounts contributed to the Plan by the Employer in the form of cash to meet its obligations under the loan and from amounts earned on Trust investments and (ii) the proceeds of an Exempt Loan, and (iii) from collateral given for the Exempt Loan, including earnings on such collateral, such as Dividends on Company Stock. Such contributions and earnings shall be accounted for separately in the books of accounts of the Plan maintained by the Committee. The payments made with respect to an Exempt Loan by the Plan during a Plan Year must not exceed an amount equal to the sum of such contributions and earnings received during or prior to the year less any payments in prior years.

               Any Exempt Loan must be primarily for the benefit of Participants and their Beneficiaries.

               Notwithstanding any other provision of the Plan, all proceeds of an Exempt Loan shall be used, within a reasonable time after receipt by the Trust Fund, for the following purposes:

                    (a)  To acquire Company Stock;

                    (b)  To repay the same Exempt Loan; or

                    (c)  To repay any previous Exempt Loan.
          TAX\3271.2
                                      ARTICLE IX
                                    ADMINISTRATION

               9.1 Board of Directors. The Board of Directors shall have the following duties and responsibilities in connection with the administration of the Plan:

                    (a) making decisions with respect to contributions to the Plan;

                    (b) making decisions with respect to amending or terminating the Plan;

                    (c) making decisions with respect to the selection, retention and removal of the Trustee and the members of the Committee;

                    (d) periodically reviewing the performance of the Trustee and the members of the Committee; and

                    (e) performing such additional duties as are imposed by law.

               The Board of Directors will have all powers and authority necessary or appropriate to carry out its duties and responsibilities with respect to the administration of the Plan. The Board of Directors may by written resolution allocate its duties and responsibilities to one or more of its members or delegate such duties and responsibilities to any other persons, provided, however, that any such allocation or delegation shall be terminable upon such notice as the Board of Directors deems reasonable and prudent under the circumstances.

               9.2 ESOP Administrative Committee. The ESOP Administrative Committee (the "Committee") shall administer the Plan and is designated as the "administrator" within the meaning of Section 3(16) of ERISA. The members of the Committee shall be comprised of not less than three persons who shall be appointed by the Board of Directors and who may be removed by the Board of Directors at any time with or without cause. A Committee member may resign at any time by filing his written resignation with the Board of Directors.

               All members of the Committee are designated as agents of the Plan for the service of legal process.

               The Company will notify the Trustee in writing of each Committee member's appointment, and the Trustee may assume such appointment continues in effect until written notice to the contrary is given by the Company.

               9.3 Committee's Duties and Responsibilities. The Committee shall have the following duties and responsibilities in connection with the administration of the Plan:

                    (a) interpreting and construing the provisions of the Plan;

                    (b) determining all questions of eligibility to participate, eligibility for benefits, the allocation of contributions, and the status and rights of Participants and Beneficiaries;

                    (c) complying with the reporting and disclosure requirements established by ERISA;

                    (d) determining and deciding any dispute arising under the Plan and administering the Plan's claims procedures;

                    (e) directing the Trustee concerning all payments to be made out of the Trust in accordance with the provisions of the Plan;

                    (f) establishing procedures for withholding of federal income tax from distributions;

                    (g) establishing procedures to prevent the Plan from engaging in transactions described in Section 406 of ERISA and transactions described in Section 4975(c) of the Code;

                    (h) establishing equitable accounting methods and designating additional Valuation Dates;

                    (i)  communicating with Participants and Beneficiaries;

                    (j) providing a procedure whereby the Participants may direct the manner in which the Company Stock allocated to their Company Stock Accounts is to be voted, and exercising the voting rights in accordance with such directions;

                    (k) reviewing the investment performance of the Trustee, or any designated Investment Manager;

                    (l) reviewing the performance of any advisors appointed by the Committee;

                    (m) making recommendations to the Board of Directors with respect to the amendment or termination of the Plan; and

                    (n) keeping minutes to record its proceedings, acts and decisions pertaining to the administration of the Plan.

               9.4 Committee's Powers. The Committee will have all powers and authority necessary or appropriate to carry out its duties and responsibilities with respect to the operation and administration of the Plan. It will interpret and apply all provisions of the Plan and may supply any omission or reconcile any inconsistency or ambiguity in such manner as it deems advisable, including the adoption of interpretative memoranda. All determinations and any actions of the Committee will be conclusive and binding upon all persons, except as otherwise provided herein or by law; provided, however, that the Committee may revoke or modify a determination or action previously made in error. The Committee will exercise all powers and authority given to it in a nondiscriminatory manner, and will apply uniform administrative rules of general application in order to assure similar treatment to persons in similar circumstances.

               The Committee may delegate to any such agent or any sub-committee or member of the Committee its authority to perform any duty or responsibility specified in Section 9.3, including those matters involving the exercise of discretion, provided that such delegation shall be subject to revocation at any time at the discretion of the Committee. Any member of the Committee, any sub-committee or agent to whom the Committee delegates any authority, and any other person or group of persons, may serve in more than one fiduciary capacity (including service as both Committee member and Trustee) with respect to the Plan.

               Any action or decision concurred in by a majority of the Committee members, either at a meeting or in writing without a meeting, will constitute an action or decision of the Committee. The Committee may adopt and amend such rules for the conduct of its business and administration of the Plan as it deems advisable.

               9.5 Chairman of the Committee. The Committee shall elect any Committee member to serve as Chairman, and may remove him at any time. The Chairman, or a majority of the Committee members then in office, will have the authority to execute all instruments or memoranda necessary or appropriate to carry out the actions and decisions of the Committee; and any person may rely upon any instrument or memoranda so executed as evidence of the Committee's action or decision indicated thereby.

               9.6 Claims Review Procedure. If a Participant (or Beneficiary) believes a benefit or distribution is due under the Plan, he or she may request the distribution of such benefit, in writing, on forms acceptable to the Committee. At such time, the Participant (or Beneficiary) will be given the information and materials necessary to complete any request for the distribution of a benefit.

               If the request for distribution is disputed or denied, the following action shall be taken:

                    (a) First, the Participant (or Beneficiary) will be notified, in writing, of the dispute or denial as soon as possible (but no later than 90 days) after receipt of the request for a distribution. The notice will set forth the specific reasons for the denial, including any relevant provisions of the Plan. The notice will also explain the claims review procedure of the Plan.

                    (b) Second, the Participant (or Beneficiary) shall be entitled to a full review of his or her request for a distribution. A Participant (or Beneficiary) desiring a review of the dispute or denial must request such a review, in writing, no later than 60 days after notification of the dispute or denial is received. During the review, the Participant (or Beneficiary) may be represented and will have the right to inspect all documents pertaining to the dispute or denial. Any such review may include a hearing for the Participant or his or her designated representative.

                    (c) The Committee shall render its decision within 60 days after receipt of the request for the review. In the event special circumstances require an extension of time, the Committee shall notify the Participant (or Beneficiary), and the decision will be rendered no later than 120 days after the receipt of the request. The decision of the Committee shall be in writing. The decision shall include specific reasons for the action taken and specific references to the Plan provisions on which the decision is based.

               9.7 Information from Participants and Beneficiaries. Each Participant and Beneficiary shall be required to furnish to the Committee, in the form prescribed by it, such personal data, affidavits, authorization to obtain information, and other information as the Committee may deem appropriate for the proper administration of the Plan.

               9.8 Actions. Any action taken by the Committee on matters within its discretion shall be final and binding on the parties and on all Participants, Beneficiaries or other persons claiming any right or benefit under the Plan, in the Trust, or in the administration of the Plan.

               All decisions of the Committee shall be uniform and made in a nondiscriminatory manner.

               9.9 Bond. The Employer shall purchase a bond for the Committee and any other fiduciaries of the Plan in accordance with the requirements of the Code and ERISA.

               9.10 Indemnification. The Employer shall defend and indemnify to the full extent permitted by law (including ERISA), which indemnification shall include, but not be limited to, attorney's fees and any tax imposed as a result of a claim asserted by any person, persons or entity (including a governmental entity), any individual serving as a member of the Committee made or threatened to be made a part to any action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such individual is or was a member of the Committee.
          TAX\3271.2
                                      ARTICLE X
                                  RIGHTS AND OPTIONS
                               CONCERNING COMPANY STOCK

               10.1 Restrictions on Company Stock. Except as provided in this Article X, no Company Stock acquired with the proceeds of an Exempt Loan shall be subject to a put, call or other option or buy-sell or similar agreement while held by the Trustee or when distributed from the Plan, whether or not the Plan is then an employee stock ownership plan within the meaning of Code Section 4975(e)(7).

               10.2 Right of First Refusal. During any period when Company Stock is not publicly traded, a Participant (or other recipient of a distribution from the Plan) shall not sell Company Stock without first offering such stock to the Trust (and then to the Employer) at a price equal to the greater of (a) the fair market value of Company Stock determined as of the most recent Valuation Date, or (b) the purchase price (or other terms of payment) offered by a bona fide third party purchaser. A legend shall be placed on shares of Company Stock to reflect this right of first refusal.

               The Participant or other distributee shall notify the Committee in writing, of any bona fide third party offer to purchase and the terms of such offer. The Participant (or distributee) shall be free to sell to such third party if the Trust (or the Company) fails to notify the Participant or distributee, in writing, of its intention to purchase all or any portion of the Company Stock within 14 days after the Plan Administrator receives written notification of the offer.

               Neither the Company nor the Trustee shall be required to exercise the right of first refusal provided for in this Section 10.2.

                10.3Put Option. If Company Stock is not readily tradable on an established market (within the meaning of Code Section 409(h) of the Code) at the time of any distribution from the Plan, a Participant (or other recipient of a distribution of Company Stock) shall be entitled to put all or any portion of such stock to the Company (or to the Trustee if the Trustee elects to assume the obligations of the Company) by notifying the Company (or Trustee), in writing. The following special rules shall apply to the exercise of a put pursuant to this Section 10.3:

                    (a) The put may be exercised by the Participant or Beneficiary (i) during the 60 day period following the date on which the Company Stock is initially distributed from the Plan, or (ii) in the Plan Year immediately following the Plan Year in which the initial distribution occurs during the 60 day period which commences on the date following the Participant's (or other distributee's) receipt of a valuation notice in accordance with Section 5.8, provided the put was not exercised during the 60 day period described in (i).

                    (b) The consideration paid on the exercise of the put shall equal the fair market value of the Company Stock determined as of the Annual Valuation Date which immediately precedes or coincides with the date on which the put is exercised.

                    (c) All or a portion of the consideration received by a Participant or Beneficiary on the exercise of a put may consist of a written installment obliga-tion of the Company (or the Plan if the Trustee elects to assume the obligations of the Company). Such installment obligation shall consist of substantially equal payments over a period not exceeding 5 years and beginning not more than 30 days after the put option is exercised. The installment obligation shall provide for the payment of a reasonable rate of interest and shall be adequately secured as required by Code Section 409(h)(5) of the Code. If distributions are made in installments pursuant to Section 7.2(b) or 7.2(c), the amount to be paid for the Company Stock will be paid no later than 30 days after the exercise of the put option.

                    (d) If a Participant or Beneficiary fails to exercise the put during the period described in paragraph
                         (a) by notifying the Committee, in writing, neither the Trustee nor the Company shall have any obligation to purchase Company Stock distributed to such Participant or Beneficiary.

               10.4 Exercise of Voting Rights. The Trustee shall vote all Company Stock held in the Trust as directed by the Committee or, in accordance with the following provisions, by the Participants:

               If the Company has a registration-type class of securities

          (as defined in Section 409(e)(4) of the Code), then with respect to all corporate matters, all shares of Company Stock allocated to the Accounts of Participants shall be voted in accordance with the directions of such Participants as given to the Committee and communicated in turn by the Committee to the Trustee. Each Participant shall be entitled to direct the voting only of the shares of Company Stock allocated to his Company Stock Account.

               If Company Stock is not a registration-type class of securities (as defined in Section 409(e)(4) of the Code), each Participant shall be entitled to direct the Trustee as to the exercise of voting rights attributable to Company Stock allocated to his or her Accounts concerning any corporate matter which involves the voting of Company Stock with respect to the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all the assets of a trade or business, or such similar transaction as may be prescribed in Regulations.

               Prior to any meeting of the stockholders of the Company, the Committee shall determine the number of shares of Company Stock (including fractional shares) allocated to each Participant which the Participant shall be entitled to vote. Within a reasonable time (not less than 30 days) before any shareholder meeting, the Committee shall provide the Participant with a form necessary to indicate his vote as to any specific or general matter to be considered by the stockholders at such meeting. In addition, the Committee shall provide the Participants with all information distributed to shareholders by the Committee for the exercise of such voting rights. The Committee shall not make any recommendations regarding the manner of exercising any voting rights. If a Participant shall fail, or refuse, to give the Committee timely and adequate instructions as to how to vote any Company Stock, the Committee shall not exercise its power to vote those shares of Company Stock. The Committee shall be entitled to hire an independent third party to tabulate votes in order to ensure the confidentiality of such vote.

               With respect to Company Stock not allocated to Participants' Accounts, the Committee shall instruct the Trustee, in writing, how to vote such shares.

               Each Participant or, in the event of the Participant's death, the Participant's Beneficiary is, for purposes of voting the Company Stock allocated to his Company Stock Account, hereby designated as "named fiduciary" within the meaning of Section 403(a)(1) of ERISA.

               10.5 Tender Offer. The Trustee shall notify each Participant of a tender or exchange offer and utilize its best efforts to distribute to Participants in a timely manner all information distributed to shareholders of the Company in connection with any such tender or exchange offer. Each Participant shall have the right from time to time to instruct the Trustee in writing as to the manner in which to respond to any tender or exchange offer with respect to Company Stock allocated to his Company Stock Account which shall be pending or which may be made in the future for all Shares or any portion thereof. A Participant's instructions shall remain in force until superseded in writing by the Participant. The Participant shall have the right to determine confidentially whether shares allocated to a Participant's account are tendered or exchanged and the Trustee and Committee shall establish procedures to ensure such confidentiality.

               Unless and until a Participant's Company Stock is tendered or exchanged, the individual instructions received by the Trustee from the Participant shall be held by the Trustee in strict confidence and shall not be divulged or released to any person, including officers of the Company; provided, however, that the Trustee shall advise the Company, at any time, upon request, of the total number of shares not subject to instructions to tender or exchange.

               With respect to (a) Company Stock not allocated to Participants' Accounts or (b) Company Stock allocated to Participants' Accounts for which proper directions have not been received from Participants, such stock shall be tendered or exchanged by the Trustee in accordance with directions received from the Committee. The Committee shall instruct the Trustee in response to the tender offer in accordance with ERISA's fiduciary duties to act as a prudent person would act in a similar situation and to act solely in the interests of the Participants and their Beneficiaries. In exercising its fiduciary responsibility, the Committee shall consider (to the extent permitted by Department of Labor or Internal Revenue Service Regulations or announcements) not only the potential increase in value if any of the Participants' Accounts as a result of the tender or exchange offer, but also the impact of any change in the managerial control of the Company on the status of the Participants as Employees in the long-run, including but not limited to whether they will receive larger or smaller employee benefits than at present under the Plan.

               Each Participant or, in the event of the Participant's death, the Participant's Beneficiary is, for purposes of responding to any tender or exchange offer with respect to Company Stock allocated to his Company Stock Account, hereby designated as "named fiduciary" within the meaning of Section 403(a)(1) of ERISA.

               10.6 Investment Diversification. A Participant who has both attained age 55 and completed 10 years of participation in the Plan shall have the right to elect to diversify up to 25% of any Post-1986 Company Stock held in his Company Stock Account, less any amount to which a prior election applies or which has been previously diversified. The election must be made within the 90 day period after the close of the Plan Year to which the election applies. The election shall apply to each Plan Year in the 6 year period beginning with the first Plan Year after the Plan Year in which the Participant attains age 55 (or, if later, the Plan Year after the Plan Year in which the Participant completes 10 years of participation under the Plan and has attained age fifty-five (55)). For the last Plan Year in which the Participant can make an election, the Participant shall be entitled to direct the investment of 50% of the Post-1986 Company Stock, if any, held in his Company Stock Account, less any amount to which a prior election applies or which has been previously diversified.

               If a Participant elects to diversify the investment of his Post-1986 Company Stock, the Committee shall direct the Trustee to distribute, within 90 days after the election period, the portion of the Participant's Post-1986 Company Stock covered by the election. Alternatively, the Plan may offer, in the sole discretion of the Committee, at least 3 investment options (not inconsistent with applicable Treasury Department Regulations) to Participants making an election to diversify their investment under this Section 10.6.
          TAX\3271.2
                                      ARTICLE XI
                                AMENDMENT OF THE PLAN

               11.1 Right to Amend or Suspend Contributions. Subject to the provisions of Section 11.3 and any applicable contribution or loan agreement, the Board of Directors reserves the right to amend the Plan or Trust or suspend contributions to the Plan, in whole or in part, at any time and for any reason without the consent of any Participating Employer, Participant or Beneficiary. Each amendment of the Plan shall be in writing, and shall be effective on the date specified therein. Notice of any amendment, executed by order of the Board of Directors, modification or suspension of contributions to the Plan shall be given by the Board of Directors to the Committee, the Trustee, and to all Participating Employers.

               11.2 Amendment by Committee. Notwithstanding Section 12.1, the Committee may adopt any amendment which may be necessary or appropriate to facilitate the administration, management and interpretation of the Plan or to conform the Plan thereto, or to qualify or maintain the Plan and Trust as a plan and trust meeting the requirements of Sections 401(a), 501(a) and 4975(e)(7) of the Code or any other applicable section of law and the Regulations issued thereunder, provided said amendment does not have any material effect on the currently estimated cost to the Employer maintaining the Plan. Such amendment shall be in writing, executed by a majority of the Committee members and shall be effective on the date specified therein. Notice of any such amendment by the Committee shall be given to the Board of Directors, the Trustee and to all Participating Employers.

               11.3 Restriction on Amendment. No amendment of the Plan may be made which shall either (i) deprive any Participant or Beneficiary of any part of his Accounts as constituted at the time of such amendment, or (ii) make it possible for any part of the Plan assets (other than such part as is required to pay taxes, if any, and administrative expenses as provided in Section 14.12) to be used for or diverted to any purposes other than for the exclusive benefit of Participants and Beneficiaries under the Plan prior to the satisfaction of all liabilities of the Plan.

               11.4 Retroactivity. Any amendment or modification of any provisions of the Plan may be made retroactively if necessary or appropriate to qualify or maintain the Plan or the Trust as a plan and trust meeting the requirements of Section 401(a), 501(a) or 4975 of the Code or any other applicable section of law (including ERISA) and the Regulations issued thereunder. TAX\3271.2

                                     ARTICLE XII
                               TERMINATION OF THE PLAN

               12.1 Events Constituting Termination. It is expressly declared to be the desire and intention of each Participating Employer to continue the Plan in existence for an indefinite period of time. However, circumstances not now anticipated or foreseeable may arise in the future, as a result of which a Participating Employer may deem it impractical or unwise to continue the Plan established hereunder, and each Participating Employer therefore reserves the right to terminate the Plan at any time insofar as it affects its Employees. Any Participating Employer may terminate its participation in the Plan by action of its board of directors. Such termination shall be evidenced by an instrument of termination executed by an officer of the Participating Employer pursuant to authorization by its board of directors specifying a withdrawal date which shall be the last day such notice is received by the Committee or the Trustee, whichever receives such notice the latest. The notice shall also be delivered to the Board of Directors and to each other Participating Employer. To the maximum extent permitted by ERISA, the termination of the Plan as to any Participating Employer shall not in any way affect any other Participating Employer's participation in the Plan.

               With respect to any Participating Employer which has adopted the Plan, its adjudication of bankruptcy or insolvency by any court of competent jurisdiction, its making of a general assignment for the benefit of creditors, its dissolution, merger, consolidation, other reorganization or discontinuance of business, unless coverage for its Employees under the Plan is continued by a successor company, or its complete discontinuance of contributions, shall operate to terminate the Plan with respect to such Participating Employer.

               The Committee may require any Participating Employer to withdraw from the Plan for failure of the Participating Employer to make proper contributions or to comply with any other provision of the Plan. In the event of any such withdrawal, the Committee shall promptly notify the Internal Revenue Service and request such determination as counsel to the Plan may recommend and as the Committee may deem desirable.

               12.2 Partial Termination. Upon the withdrawal of one or more Participating Employers or upon the termination of active participation of a group of Employees, the Committee shall determine, upon the advice of counsel to the Plan and under applicable law, whether a partial termination has occurred with respect to a group of Participants.

               12.3 Liquidation of the Trust Fund. Upon termination or partial termination of the Plan or upon complete discontinuance of contributions, the Accounts of all affected Participants shall become fully vested and nonforfeitable. Upon the termination or partial termination, the Committee shall continue to administer the Plan and the Trustee shall continue to administer the Trust Fund and all payments to Participants shall continue in accordance with the provisions of Article VII; provided, however, that in the event of a partial termination the Committee may direct the Trustee to segregate the assets attributable to the Accounts of the affected Participants and apply such segregated assets for the benefit of such Participants.
               Notwithstanding the foregoing paragraph, upon or after the termination of the Plan, if the Board of Directors shall determine that the continuance of the Trust is not in the best interests of Participants and Beneficiaries, the Board of Directors shall terminate the Trust.

               To the extent that no discrimination results, any distribution after termination of the Plan may be made, in whole or in part, in cash, securities or other assets in kind (based on their fair market value as of the date of distribution), as the Committee in its sole discretion shall determine, subject to the provision of any applicable law or regulations.

               12.4 Internal Revenue Service Approval for Distribution. In the event that the Committee applies to the Internal Revenue Service for determination on the qualification of the Plan upon termination, no person shall have any right or claim to any assets of the Trust Fund before the Internal Revenue Service shall determine that the proposed distribution of assets under this Article XII does not result in a discrimination prohibited by Section 401(a) of the Code.
          TAX\3271.2
                                     ARTICLE XIII
                                 TOP HEAVY PROVISIONS

               13.1 Top Heavy Plan. The Plan will be considered a Top Heavy Plan for any Plan Year if it is determined to be a Top Heavy Plan as of the last day of the preceding Plan Year. Notwithstanding any other provisions in the Plan, the provisions of this Article XIII shall apply and supersede all other provisions in the Plan with respect to a Plan Year for which the Plan is a Top Heavy Plan.

               13.2 Definitions for Article XIII.  For purposes of this
          Article XIII and as otherwise used in this Plan, the following terms shall have the meanings set forth below:

                    (a) "Aggregation Group" shall mean the group composed of each qualified retirement plan of a Participating Employer or an Affiliated Company in which a Key Employee is a Participant and each other qualified retirement plan of a Participating Employer or an Affiliated Company which enables a plan of a Participating Employer or an Affiliated Company in which a Key Employee is a Participant to satisfy Sections 401(a)(4) or 410 of the Code. In addition, the Company may choose to treat any other qualified retirement plan as a member of the Aggregation Group if such Aggregation Group will continue to satisfy Sections 401(a)(4) and 410 of the Code with such plan being taken into account.

                    (b) "Key Employee" shall mean a "Key Employee" as defined in Section 416(i)(1) and (5) of the Code or Regulations. For purposes of determining which employee is a Key Employee, compensation shall mean "compensation" as defined in Section 1.415-2(d) of the Regulations but including employer contributions made pursuant to a salary reduction arrangement.

                    (c) This Plan shall be a "Top Heavy Plan" for any Plan Year if, as of the Determination Date (as defined in paragraph (d) below), the aggregate of the Accounts under the Plan for Participants who are Key Employees (as defined in paragraph (b), above) exceeds 60% of the aggregate of the Accounts of all Participants or if this Plan is required to be in an Aggregation Group (as defined in paragraph
                         (a), above) which for such Plan Year is a top-heavy group.

                    (d) "Determination Date" means for any Plan Year the last day of the immediately preceding Plan Year.

               13.3 Vesting. If the Plan is a Top Heavy Plan with respect to any Plan Year, the Vested Interest of each Participant who has performed one Hour of Service on or after the date the Plan becomes a Top Heavy Plan shall not be less than the percentage determined in accordance with the following vesting schedule:

                    ---------------------------------------------
                      Years of Service         Vested Interest

                    Less than 2 years                 0%
                    2 years but less than 3          20%
                    3 years but less than 4          40%
                    4 years but less than 5          60%
                    5 years but less than 6          80%
                    6 years or more                 100%


               13.4 Minimum Contribution. For each Plan Year that the Plan is a Top Heavy Plan, the Employer Contribution (including forfeitures but excluding rollovers and transfers pursuant to
          Section 14.9) allocable to the Accounts of each Participant who has performed an Hour of Service at the end of the Plan Year and who is not a Key Employee, shall not be less than the lesser of
          (i) 3% of such Participant's compensation, within the meaning of
          Section 415 of the Code, or (ii) the percentage at which contributions and forfeitures for such Plan Year are made and allocated on behalf of the Key Employee for whom such percentage is the highest. Such allocation shall be made for each Participant who is not a Key Employee and who is employed by the Employer through the last payroll period ending within the Plan Year. For the purpose of determining the appropriate percentage under clause (i), all defined contribution plans required to be included in an Aggregation Group shall be treated as one plan. Clause (ii) shall not be applicable if the Plan is required to be included in an Aggregation Group which enables a defined benefit plan also required to be included in said Aggregation Group to satisfy Sections 401(a)(4) or 410 of the Code. Compensation, for purposes of determining a minimum contribution, is defined in
          Section 5.12(d).

               13.5 Limitations on Contributions. For each Plan Year that the Plan is a Top Heavy Plan, 1.0 shall be substituted for 1.25 as the multiplicand of the dollar limitation in determining the denominator of the defined benefit plan fraction and of the defined contribution plan fraction for purposes of Section 415(e) of the Code. If, after substituting 90 percent for 60 percent wherever the latter appears in Section 416(g) of the Code, the Plan is not determined to be a Top Heavy Plan, the provisions of this Section 13.5 shall not be applicable if the minimum Employer Contribution (including forfeitures) allocable to the Accounts of any Participant who is not a Key Employee is determined by substituting "4" for "3". If the Participant is a participant in both a defined contribution plan and a defined benefit plan, the benefit from the defined contribution plan minimum shall be comparable to a 3% defined benefit plan benefit.

               13.6 Other Plans. The Committee shall, to the extent permitted by the Code and in accordance with the Regulations, apply the provisions of this Article XIII by taking into account the benefits payable and the contributions made under any other plans maintained by a Participating Employer or Affiliated Company which are qualified under Section 401(a) of the Code to prevent inappropriate omissions or required duplication of minimum benefits or contributions by making a comparability analysis to prove that the defined contribution plan is providing a benefit at least equal to the minimum benefit under the defined benefit plan.
          TAX\3271.2
                                     ARTICLE XIV
                                  GENERAL PROVISIONS

               14.1 Plan Voluntary. Although it is intended that the Plan shall be continued and a contribution shall be made as provided herein, this Plan is entirely voluntary on the part of the Participating Employers and the continuance of this Plan and the payment of contributions hereunder are not to be regarded as contractual obligations of the Participating Employers. The Plan shall not be deemed to constitute a contract between a Participating Employer and any Employee or to be a consideration for, or an inducement for, the employment of a Employee by a Participating Employer. Nothing contained in the Plan shall be deemed to give any Employee the right to be retained in the service of a Participating Employer or to interfere with the right of a Participating Employer to discharge or to terminate the service of any Employee at any time without regard to the effects such discharge or termination may have on any rights under the Plan.

               14.2 Payments to Minors and Incompetents. If a Participant or Beneficiary entitled to receive any benefits hereunder is a minor or is deemed by the Committee, or is adjudged, to be legally incapable of giving valid receipt and discharge for such benefits, such benefits will be paid to such person or institution as the Committee may designate or to the duly appointed guardian. Such payment shall, to the extent made, be deemed a complete discharge of any liability for such payment under the Plan.

               14.3 Missing Payee. If the Committee cannot ascertain the whereabouts of any person to whom a payment is due under the Plan, and if, after 1 year from the date such payment is due, a notice of such payment due is mailed to the last known address of such person, as shown on the records of the Committee or the Company, and within 3 months after such mailing such person has not made written claim therefore, the Committee, if it so elects, may direct that such payment and all remaining payments otherwise due to such person, be canceled on the records of the Plan and the amount thereof treated as a forfeiture after 5 consecutive One Year Breaks in Service. Upon such cancellation, the Plan and the Trust shall have no further liability therefor, except that, in the event such person later notifies the Committee of his whereabouts and requests the payment or payments due to him under the Plan and notifies the Committee of the desired form of payment, the amount forfeited shall be paid to him as provided herein.

               The provisions of 14.3 shall not be instituted until a Participant or Beneficiary has been provided with no less than three written notices requesting the Participant or Beneficiary to complete and return the application form. The final notice will specifically advise the Participant or Beneficiary that his benefit shall not be paid unless he provides the required information concerning his benefit election and that his benefit may be forfeited pursuant to Section 14.3.

               14.4 Required Information. Each Participant shall file with the Committee such pertinent information concerning himself, his spouse and his Beneficiary as the Committee may specify, and no Participant, or Beneficiary, or other person shall have any rights or be entitled to any benefits under the Plan unless and until such information is filed by or with respect to him.

               The terms "pertinent information" includes a Participant's or Beneficiary's selection of his desired form of benefit following his termination of employment.

               14.5 Subject to Trust Agreement. Any and all rights or benefits accruing to any persons under the Plan shall be subject to the terms of the Trust Agreement.

               14.6 Subject to Contract. If the payment of any benefit under the Plan is provided for by a contract with an insurance company the payment of such benefit shall also be subject to all the provisions of such contract.

               14.7 Communications to Committee. All elections, designations, requests, notices, instructions, and other communications from a Participating Employer, a Participant, Beneficiary, or other person to the Committee required or permitted under the Plan (i) shall be in such form as is prescribed from time to time by the Committee, (ii) shall be mailed by first-class mail or delivered to such location as shall be specified by the Committee, and (iii) shall be deemed to have been given and delivered only upon actual receipt thereof by the Committee at such location.

               14.8 Communications from Employer or Committee. All notices, statements, reports and other communications from the Company, a Participating Employer or the Committee to any Employee, Participant or Beneficiary shall be deemed to have been duly given when delivered to, or when mailed by first-class mail, postage prepaid and addressed to, such Employee, Participant or Beneficiary at his address last appearing on the records of the Committee or Company, or when posted by the Company or the Committee as permitted by law.

               14.9 Transfers and Rollovers. Upon such terms and conditions as the Committee may approve, and subject to any required approval by the Internal Revenue Service, benefits may be provided under the Plan to a Participant with respect to any period of his prior employment by any organization, and such benefits (and any Hours of Service credited with respect to such period of employment under Section 1.20) may be provided for, in whole or in part, by funds transferred, directly or indirectly (including a rollover from a conduit individual retirement account, an individual retirement annuity or a retirement bond as described under the Code), to the Trust from an employee benefit plan of such organization which qualified under Section 401(a) of the Code. Such amounts shall be credited to the Participant's "Rollover Contribution Account." A Participant shall be fully vested in his Rollover Contribution Account.

               14.10Action. Except as may be specifically provided herein, any action required or permitted to be taken by the Employer may be taken on behalf of the Employer by any authorized officer of the Employer.

               14.11Liability for Benefits. Neither the Trustee, the Employer, the Committee nor the Plan Administrator guarantee the Trust from loss or depreciation, nor do they guarantee any payment to any person. The liability of the Trustee, the Employer, the Committee and the Plan Administrator to make any payment is limited to the available assets of the Trust.

               14.12Named Fiduciary. The Participating Employer, the Trustee, the Committee and any Investment Manager will be the "Named Fiduciaries" under the Plan within the meaning of ERISA
          Section 403.

               14.13Gender. Whenever used in the Plan the masculine gender includes the feminine.

               14.14Captions. The captions preceding the sections of the Plan have been inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provisions of the Plan.

               14.15Applicable Law. The Plan and all rights thereunder shall be governed by and construed in accordance with ERISA and the laws of the State of Louisiana.

               14.16Expenses. The expenses of administering the Plan including (i) the fees and expenses of the Trustee for the performance of its duties under the Trust, (ii) the expenses incurred by the members of the Committee in the performance of their duties under the Plan (including reasonable compensation for services rendered in respect of the Plan by legal counsel, certified public accountants, appraisers or other agents employed by the Committee), and (iii) all other proper charges and disbursements of the Company, Trustee or the members of the Committee (including settlements of claims or legal actions approved by counsel to the Plan) are to be paid out of the Trust unless the Company pays such expenses directly. In estimating costs under the Plan, administrative costs may be anticipated. However, no person serving as a Trustee or member of the Committee who already received full-time pay from the Employer shall receive compensation from the Trust, except for reimbursement of expenses properly and actually incurred.

               EXECUTED in multiple originals in New Orleans, Louisiana, effective as of the 28 day of December, 1994.

          WITNESSES:                         AVONDALE INDUSTRIES, INC

          \s\ B. L. Hicks                        BY: \s\ Thomas M. Kitchen
          \s\ Jan T. White                       Vice President & Chief
                                                 Financial Officer

                                             AVONDALE GULFPORT MARINE INC.

          \s\ B. L. Hicks                        BY: \s\ Thomas M. Kitchen
          \s\ Jan T. White                       Vice President & Chief
                                                 Financial Officer

                                             AVONDALE INDUSTRIES OF
                                                  NEW YORK, INC.

          \s\ B. L. Hicks                        BY: \s\ Thomas M. Kitchen
          \s\ Jan T. White                       Vice President, Treasurer
                                                 & Secretary

                                             AVONDALE SERVICES CORP.

          \s\ B. L. Hicks                        BY: \s\ Thomas M. Kitchen
          \s\ Jan T. White                       Vice President & Secretary

                                             AVONDALE SHIPYARDS OF TEXAS, INC.

          \s\ B. L. Hicks                        BY: \s\ Thomas M. Kitchen
          \s\ Jan T. White                       Vice President & Secretary

                                             AVONDALE TRANSPORTATION
                                                  COMPANY, INC.

          \s\ B. L. Hicks                        BY: \s\ Thomas M. Kitchen
          \s\ Jan T. White                       Vice President & Secretary

                                             AVONDALE ENTERPRISES, INC.

           \s\ B. L. Hicks                       BY: \s\ Thomas M. Kitchen
           \s\ Jan T. White                      Vice President, Secretary &
                                                   Treasurer

                                             AVONDALE CONSTRUCTION MANAGEMENT,
                                               INC.

           \s\ B. L. Hicks                       BY: \s\ Thomas M. Kitchen
           \s\ Jan T. White                      Vice President & Secretary

         TAX\3271.2

                                    ACKNOWLEDGMENT

          STATE OF LOUISIANA

          PARISH OF ORLEANS

               BEFORE ME, the undersigned Notary Public, personally came and appeared Thomas M. Kitchen, who being by me sworn did depose and state that he signed the foregoing Avondale
          Industries, Inc. Employee Stock Ownership Plan as a free act and deed on behalf of Avondale Industries, Inc. for the purposes therein set forth.


                                             BY: \s\ Thomas M. Kitchen
                                             Print Name:  Thomas M. Kitchen
                                             Title: Vice President & Chief
                                                    Financial Officer &
                                                    Secretary
          SWORN TO AND SUBSCRIBED
          BEFORE ME THIS 28th DAY
          OF December, 1994.

          \s\ Rudolph R. Ramelli
               NOTARY PUBLIC
          TAX\3271.2

                                   ACKNOWLEDGMENT

          STATE OF LOUISIANA

          PARISH OF ORLEANS

               BEFORE ME, the undersigned Notary Public, personally came and appeared Thomas M. Kitchen, who being by me sworn did depose and state that he signed the foregoing Avondale
          Industries, Inc. Employee Stock Ownership Plan as a free act and deed on behalf of Avondale Gulfport Marine, Inc. for the purposes therein set forth.


                                             BY: \s\ Thomas M. Kitchen
                                             Print Name: Thomas M. Kitchen
                                             Title: Vice President, Secretary
                                                    & Treasurer
          SWORN TO AND SUBSCRIBED
          BEFORE ME THIS 28th DAY
          OF December, 1994.

          \s\ Rudolph R. Ramelli
               NOTARY PUBLIC
          TAX\3271.2

                                    ACKNOWLEDGMENT

          STATE OF LOUISIANA

          PARISH OF ORLEANS

               BEFORE ME, the undersigned Notary Public, personally came and appeared Thomas M. Kitchen, who being by me sworn did depose and state that he signed the foregoing Avondale
          Industries, Inc. Employee Stock Ownership Plan as a free act and deed on behalf of Avondale Industries of New York, Inc. for the purposes therein set forth.


                                             BY:\s\ Thomas M. Kitchen
                                             Print Name:  Thomas M. Kitchen
                                             Title: Vice President, Treasurer
                                                    & Secretary
          SWORN TO AND SUBSCRIBED
          BEFORE ME THIS 28th DAY
          OF December, 1994.

          \s\ Rudolph R. Ramelli
               NOTARY PUBLIC
          TAX\3271.2

                                    ACKNOWLEDGMENT

          STATE OF LOUISIANA

          PARISH OF ORLEANS

               BEFORE ME, the undersigned Notary Public, personally came and appeared Thomas M. Kitchen, who being by me sworn did depose and state that he signed the foregoing Avondale
          Industries, Inc. Employee Stock Ownership Plan as a free act and deed on behalf of Avondale Services Corporation for the purposes therein set forth.


                                             BY: \s\ Thomas M. Kitchen
                                             Print Name: Thomas M. Kitchen
                                             Title: Vice President & Secretary

          SWORN TO AND SUBSCRIBED
          BEFORE ME THIS 28th DAY
          OF December, 1994.

          \s\ Rudolph R. Ramelli
               NOTARY PUBLIC
          TAX\3271.2

                                    ACKNOWLEDGMENT

          STATE OF LOUISIANA

          PARISH OF ORLEANS

               BEFORE ME, the undersigned Notary Public, personally came and appeared Thomas M. Kitchen, who being by me sworn did depose and state that he signed the foregoing Avondale
          Industries, Inc. Employee Stock Ownership Plan as a free act and deed on behalf of Avondale Shipyards of Texas, Inc. for the purposes therein set forth.


                                             BY: \s\ Thomas M. Kitchen
                                             Print Name: Thomas M. Kitchen
                                             Title:  Vice President & Secretary

          SWORN TO AND SUBSCRIBED
          BEFORE ME THIS 28th DAY
          OF December, 1994.

          \s\ Rudolph R. Ramelli
               NOTARY PUBLIC
          TAX\3271.2

                                    ACKNOWLEDGMENT

          STATE OF LOUISIANA

          PARISH OF ORLEANS

               BEFORE ME, the undersigned Notary Public, personally came and appeared Thomas M. Kitchen, who being by me sworn did depose and state that he signed the foregoing Avondale
          Industries, Inc. Employee Stock Ownership Plan as a free act and deed on behalf of Avondale Transportation Company, Inc. for the purposes therein set forth.


                                             BY: \s\ Thomas M. Kitchen
                                             Print Name:  Thomas M. Kitchen
                                             Title:  Vice President & Secretary

          SWORN TO AND SUBSCRIBED
          BEFORE ME THIS 28th DAY
          OF December, 1994.

          \s\ Rudolph R. Ramelli
               NOTARY PUBLIC
          TAX\3271.2

                                    ACKNOWLEDGEMENT

          STATE OF LOUISIANA

          PARISH OF ORLEANS

               BEFORE ME, the undersigned Notary Public, personally came and appeared Thomas M. Kitchen, who being by me sworn did depose and state that he signed the Foregoing Avondale
          Industries, Inc. Employee Stock Ownership Plan as a free act and deed on behalf of Avondale Enterprises, Inc. for the purposes therein set forth.

                                              BY: \s\ Thomas M. Kitchen
                                              Print Name: Thomas M. Kitchen
                                              Title:  Vice President, Secretary
                                                      & Treasurer

           SWORN TO AND SUBSCRIBED
           BEFORE ME THIS 28th DAY
           OF DECEMBER. 1994.

           \s\ Rudolph R. Ramelli
                NOTARY PUBLIC
           TAX\3271.2

                                    ACKNOWLEDGEMENT

           STATE OF LOUISIANA

           PARISH OF ORLEANS

                BEFORE ME, the undersigned Notary Public, personally came and appeared Thomas M. Kitchen, who being by me sworn did depose and state that he signed the Foregoing Avondale
           Industries, Inc. Employee Stock Ownership Plan as a free act and deed on behalf of Avondale Construction Management, Inc. for the purpose therein set forth.

                                              BY:  \s\ Thomas M. Kitchen
                                              Print Name:  Thomas M. Kitchen
                                              Title: Vice President & Secretary

           SWORN TO AND SUBSCRIBED
           BEFORE ME THIS 28TH DAY
           OF DECEMBER, 1994.

           \s\ Rudolph R. Ramelli
                NOTARY PUBLIC
           TAX\3271.2

                                     APPENDIX "A"
                               Participating Employers


               The following Participating Employers have entered under this Plan as of the following dates. Such dates of participation shall be used for purposes of determining such Participating Employer's Employees' eligibility to participate under the Plan. Such dates shall also be used for determining Years of Service for both vesting and benefit accrual purposes under the Plan, if later than the dates in Section 1.40 of the Plan.


          -----------------------------------------------------------------
          Participating Employer                    Date of Participation

          Avondale Industries, Inc.                 September 1, 1985
          Avondale Services, Corporation            September 1, 1985
          Avondale Gulfport Marine, Inc.            July 2, 1988
          Avondale Construction Management, Inc.*   September 1, 1985
          Avondale Industries of New York, Inc.     October 11, 1988
          Avondale Shipyards of Texas, Inc.*        September 1, 1985
          Avondale Transportation Company, Inc.     September 1, 1985
          Avondale Enterprises, Inc.                November 21, 1989



          *inactive companies

                              AVONDALE INDUSTRIES, INC.

                            EMPLOYEE STOCK OWNERSHIP TRUST


                        (Amended and Restated January 1, 1994)

                              AVONDALE INDUSTRIES, INC.

                            EMPLOYEE STOCK OWNERSHIP TRUST


               Avondale Industries, Inc. (the "Company"), a corporation organized and existing under the laws of the State of Louisiana, originally adopted the Avondale Industries, Inc. Employee Stock Ownership Trust (the "Trust") effective September 1, 1985. The Trust as amended and restated effective January 1, 1994 is entered into by and between the Company and Blanche S. Barlotta,
          R. Dean Church and Rodney J. Duhon (collectively the Trustee).

               WHEREAS, effective as of September 1, 1985 an employee stock ownership plan called the Avondale Industries, Inc. Employee Stock Ownership Plan, which plan, has been amended from time to time, and most recently amended effective January 1, 1989 is hereinafter referred to as the "Plan";

               WHEREAS, the Plan was established by Avondale Industries, Inc. to encourage Employees to make and continue careers with Avondale Industries, Inc., and other Participating Companies, by allowing Participants to obtain beneficial interests in the stock of Avondale Industries, Inc., all as set forth in the Plan;

               WHEREAS, the Plan provides for the establishment of a trust to which contributions to the Plan are to be made by the Company and Participating Companies, and under which such contributions are to be held by the Trustee and invested primarily in the stock of the Company, all in accordance with the provisions of the Plan and such trust;

               WHEREAS, the Plan and the Trust are intended to qualify as a stock bonus plan and trust under Section 401(a) of the Code and as an employee stock ownership plan, as defined by Section 4975(e)(7) of the Code, designed to invest primarily in the stock of the Company, and the Trust is intended to be exempt from taxation under Section 501(a) of the Code;

               WHEREAS,    the   ESOP   Administrative    Committee    (the
          "Committee"), the members of which are "named fiduciaries" as defined in the Employee Retirement Income Security Act of 1974, as amended ("ERISA") has general responsibility for the administration and interpretation of the Plan and shall establish investment standards and policies and communicate the same to the Trustee;

               NOW, THEREFORE, in consideration of the mutual covenants herein contained, the Company, the Trustee and the Committee declare and agree as follows:

                                      ARTICLE I
                                Title and Definitions

               1.1  Title.   The  Trust  shall  be known  as  the  Avondale
          Industries, Inc. Employee Stock Ownership Trust

               1.2  Incorporation  of  Plan Definitions.   Definitions  set
          forth in the Plan shall have the same meaning wherever used in the Trust unless the context clearly indicates otherwise.

               1.3 Named Fiduciary. The Committee shall be the named fiduciary of the Trust for purposes of Section 402 of ERISA, except that each Participant shall be a named fiduciary with respect to the exercise of voting and tender offer rights for Company Stock held as part of the Trust Fund to the extent that such Participant exercises such rights pursuant to Sections 10.4 and 10.5 of the Plan and Article XI of the Trust. The Committee shall, upon request of the Trustee, furnish the Trustee with whatever information is reasonably necessary for the Trustee to carry out their fiduciary responsibilities under ERISA.

               1.4 Custodian. "Custodian" shall mean the entity, if any, appointed from time to time by the Committee to hold, but not invest or otherwise manage or control, some or all of the assets of the Trust. The terms and provisions of any agreement with a Custodian are hereby incorporated by reference.

                                      ARTICLE II
                                      Trust Fund

               2.1 Contributions to and Investment of the Trust Fund. All Participating Company contributions shall be paid to the Trustee from time to time in accordance with the Plan. All such contributions and all investments thereof, together with all accumulations, accruals, earnings and income with respect thereto, shall be held by the Trustee in Trust hereunder or by one or more Custodians or both by the Trustee and by one or more Custodians. Notwithstanding the foregoing, the Trust shall constitute a single trust for purposes of investment and administration. All Trust assets shall be invested, reinvested, managed, administered and distributed by the Trustees upon the written instructions of the Committee pursuant to the provisions of the Plan and Trust. Except as may otherwise be required under Sections 5.2 and 5.3, the Trustee shall not be responsible for the administration of the Plan, for maintaining any records of Participants' Accounts under the Plan, or for computation or collection of Participating company contributions. The Trustee shall hold, invest, reinvest, manage, administer and distribute the Trust Assets, solely as directed by the Committee and as provided herein, for the exclusive benefit of Participants and their Beneficiaries.

               2.2 Claims against the Trust Fund. Subject to the claims procedure provided under the Plan (or the grievance procedure provided in any applicable collective bargaining agreement), the Committee shall have complete control and authority to determine the existence, nonexistence, nature and amount of the rights and interests of all persons in or to the Trust or under the Plan. Except as otherwise required by ERISA, the Trustee shall have no duty to question or to examine any determination made by the Committee or direction given by the Committee to the Trustee in respect of such matters.

                                     ARTICLE III
                              Investment of Trust Assets

               3.1 General Powers. Upon the written instructions of the Committee, the Trustee shall invest and reinvest the assets of the Trust Fund primarily in Company Stock, except for cash or cash equivalent investments held

                    a.   for   the   limited   purpose   of   making   Plan
                         distributions to Participants,

                    b. pending the investment of contributions or other cash receipts in Company Stock, or

                    c.   pending use to repay an Exempt Loan.

          Upon the direction of the Committee, the Trustee may cause the Plan to enter into one or more Exempt Loans to finance the acquisition of Company Stock.

               3.2 Other Investments. Upon the written instructions of the Committee, the Trustee may also invest and reinvest the assets of the Trust Fund; in interest-bearing accounts or certificates of deposit offered by any bank (including the Trustee or the Custodian) or savings and loan association; real estate, stocks, notes, debentures, shares or obligations of corporations or of unincorporated associations or trusts or investment companies; any kind of investment fund (including any pooled investment fund maintained by the Trustee or the Custodian); or in such other property, real, personal or mixed, without regard to whether such investment is an authorized or appropriate investment for trustees under any state laws; or the assets of the Trust may be held in cash for a reasonable period of time.

               3.3  Restricted  Securities.   In   the  event  the  Trustee
          invests any Trust assets in Company Stock, and the Trustee thereafter disposes of such Company Stock or any part thereof, under circumstances which require registration of the Company Stock under the Securities Act of 1933 or qualification of the securities under the Blue Sky laws of any state, or both, then the Company at its own expense, will take or cause to be taken any and all such action as may be necessary or appropriate to effect such registration or qualification, or both.

               3.4 Liability of Trustee. To the maximum extent permitted by law, the Trustee shall not be liable for the acquisition, retention or disposition of any assets of the Trust or for any loss to or diminution of such assets unless due to their own willful misconduct or failure to act in good faith.

                                      ARTICLE IV
                                   Trustee's Powers

               4.1 Trustee's Powers. The Trustee shall have the authority and power to:

                    a. Contract or otherwise enter into transactions between themselves as Trustee and the Company, its subsidiaries and affiliates, or any shareholders of the Company upon the written instructions of the Committee for the acquisition or sale of Company Stock, subject to paragraph (l) below;

                    b. Sell, transfer, mortgage, pledge, lease or otherwise dispose of, or grant options with respect to, any Trust assets, including Company Stock, at public or private sale;

                    c. Borrow from any lender (including the Company or any shareholder of the Company) pursuant to an Exempt Loan (as defined in Section 4.2) to acquire Company Stock as authorized by the Trust upon the written instructions of the Committee by entering into lending agreements upon any terms (including reasonable interest and security for the loan) as may be necessary or appropriate;

                    d. Borrow money from any lender other than pursuant to an Exempt Loan upon the written instructions of the Committee, to the extent and upon such terms and conditions as the Committee deems advisable or proper to carry out the purposes of the Trust and as are permitted by the Regulations;

                    e. Vote any stocks, bonds or other securities held in the Trust, including Company Stock which shall be voted in accordance with Article XI of the Trust;

                    f. Purchase or offer to purchase any security, including Company Stock, from any individual or entity either on an established market or directly from such individual or entity, without regard to any prevailing market price upon the written instruction of the Committee;

                    g. Give general or specific proxies or powers of attorney with or without powers of substitution;

                    h. Except as provided in Article XI, participate in, oppose, or consent to, reorganizations, recapitalizations, consolidations, mergers, liquidations and similar transactions with respect to any corporation, company or association, or to the sale or pledge of the property of any corporation, company or association any of the securities of which may at any time be held in the Trust Fund, and to do any act with reference thereto, including the exercise of options, the making of agreements or subscriptions which may be deemed necessary or advisable in connection therewith, and to hold and retain any securities or other property which it may so acquire; provided, however, that the Trustee may exercise this power and authority only to the extent not inconsistent with the provisions of the Plan and Trust and further provided that the Trustee shall make demand upon the Participating Companies, and the Participating Companies shall pay its proportionate share of any expenses or assessments in connection with the exercise of such power by the Trustee;

                    i. Deposit such Company Stock or other securities in any voting trust, or with any protective, reorganization or like committee, or with a trustee or with depositories designated thereby and delegate discretionary power to any such committee upon the written instructions of the Committee; provided, however, that the Trustee shall make demand upon the Participating Companies, and each Participating Company shall pay its proportionate share of the expenses and compensation of any such committee and any assessments levied with respect to any property so deposited;

                    j. Exercise any conversion privilege or subscription right available in connection with any property held by the Trust upon the written instructions of the Committee;

                    k. Commence or defend suits or legal proceedings and to represent the Trust in all suits or legal proceedings; to settle, compromise or submit to arbitration any claims, debts or damages due or owing to or from the Trust; provided, however, that the Trustee except in the case of a suit, legal proceeding or claim involving solely the Trustee's actions or omissions to act, shall obtain the written consent of the Company before settling, compromising or submitting to binding arbitration any claim, suit or legal proceeding of any nature whatsoever arising under ERISA;

                    l. Perform all acts which the Trustee deems necessary or appropriate and exercise any and all powers and authority of the Trustee under the Trust; provided, however, that the Trustee shall not engage in any "prohibited transaction," as that term is used in ERISA, the Code or the Regulations;

                    m. Exercise any of the powers of an owner, with respect to such Company Stock and other securities or other property comprising the Trust, pursuant to the written instructions of the Committee and to the extent consistent with the Plan and paragraphs (a), (d) and (g) of this Article IV;

                    n.   Form or incorporate and own or maintain any entity
                         including  but   not  limited  to  a  partnership,
                         corporation or trust;

                    o. Transfer assets of the Trust Fund to a successor trustee as provided for in Section 5.7;

                    p. Make, execute and deliver, as Trustee, any and all notes, bonds, guarantees, conveyances, contracts, waivers, releases or other instruments in writing necessary or proper for the accomplishment of any of the foregoing powers; and

                    q. Exercise, generally, any of the powers which an individual owner might exercise in connection with property either real, personal or mixed held by the Trust Fund, and to do all other acts that the Trustee may deem necessary or proper to carry out any of the powers set forth in this Article IV or otherwise in the best interests of the Trust.

               4.2  Exempt Loans.

                    a. The terms of any Exempt Loan shall comply with each of the following requirements:

                         i. The terms shall be as favorable to the Plan as the terms of a comparable loan from arms-length negotiations between independent parties;

                         ii. The interest rate shall be no more than a reasonable interest rate considering all relevant factors including the amount and duration of the Exempt Loan, the security and guarantee involved, the credit standing of the Plan and the guarantor of the Exempt Loan and the interest rate prevailing for comparable loans;

                         iii. The  Exempt  Loan  shall be without  recourse
                              against the Plan;

                         iv.  The Exempt Loan must be for a specific term;

                         v. The Exempt Loan may not be payable at the demand of any person except in the case of default;

                         vi. The only assets of the Trust that may be given as collateral on the Exempt Loan are Company Stock acquired with the proceeds of the same Exempt Loan or Company Stock used as collateral on a prior Exempt Loan and repaid with the proceeds of the same Exempt Loan;

                         vii. No  person  entitled  to  payment  under  the
                              Exempt Loan shall have any right to assets of the Trust other than collateral given for that Exempt Loan, contributions made to the Plan to enable it to meet its obligations under that Exempt Loan and earnings attributable to such collateral and such contributions;

                         viii.The  value  of  Trust assets  transferred  in
                              satisfaction of the Exempt Loan upon an event of default shall not exceed the amount of the default;

                         ix. If the lender is a "disqualified person" (as such term is defined in Section 4975(e) of the Code), Trust assets may be transferred upon default only upon and to the extent of the failure of the Plan to meet the payment schedule of the Exempt Loan;

                         x. Upon payment of any portion of the balance due on the Exempt Loan, the assets pledged as collateral for such portion shall be released from encumbrance;

                         xi. The Exempt Loan shall be repaid only from (i) amounts contributed to the Plan by the
                              Employer in the form of cash to meet its obligations under the loan and from amounts earned on Trust investments and (ii) the proceeds of an Exempt Loan, and (iii) from collateral given for the Exempt Loan, including earnings on such collateral, such as Dividends on Company Stock. Such contributions and earnings shall be accounted for separately in the books of accounts of the Plan maintained by the Committee. The payments made with respect to an Exempt Loan by the Plan during a Plan Year must not exceed an amount equal to the sum of such contributions and earnings received during or prior to the year less any payments in prior years.

                    b. Any Exempt Loan must be primarily for the benefit of Participants and their beneficiaries.

                    c. Notwithstanding any other provision of the Plan, all proceeds of an Exempt Loan shall be used, within a reasonable time after receipt by the Trust, for the following purposes:

                         i.   To acquire Company Stock;

                         ii.  To repay the same Exempt Loan; or

                         iii. To repay any previous Exempt Loan.

                                      ARTICLE V
                                     The Trustee

               5.1 Nominees. The Trustee may register any security or other property held by them hereunder in their own name or in the name of their nominees, including any Custodian and the nominee of any system for the central handling of securities, with or without the addition or words indicating that such securities are held in a fiduciary capacity, and to deposit or arrange for the deposit of any such securities with such a system. The Trustee, if permitted by ERISA, may hold any securities in bearer form and combine certificates representing investments with certificates of the same issue held by the Trustee in other fiduciary capacities, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust. Notwithstanding the above, the Trustee shall at all times remain responsible for the safe custody and disposition of the Trust.

               5.2 Records. The Trustee shall keep accurate and detailed accounts of all investments, receipts and disbursements and other transactions hereunder, and all accounts, books and records relating thereto shall be open to inspection by any person designated by the Company at all reasonable times. The Trustee shall maintain such records with respect to the Trust as may be reasonably required in the administration of the Trust, but the Trustee shall not be required to perform ministerial acts other than those set forth in the Trust.

               5.3 Reports. Within 60 days after each Valuation Date, or the removal or resignation of the Trustee or the termination of the Plan or the Trust, and as of any other date specified by the Board of Directors or the Committee, the Trustee shall file a report with the Board of Directors. This report shall show all purchases, sales, receipts, disbursements, and other transactions effected by the Trustee during the year or period for which the report is filed, and shall contain an exact description, the cost as shown on the Trustee's books, and the fair market value as of the end of such period, of every item held in the Trust and the amount and nature of every obligation owed by the Trust. For purposes of this Section 5.3, the Trustee may rely on any determination by the Committee of the fair market value of any Trust assets, including the opinion of one or more independent investment advisors or appraisers relied upon by the Committee. Upon the expiration of 90 days from the date of filing such annual or other account, the Trustee shall to the maximum extent permitted by ERISA be forever released and discharged from all liability and accountability with respect to the propriety of its acts and transactions shown in such account except with respect to any such acts or transactions as to which the Committee shall within such 90-day period file with the Trustee written objections.

               5.4 Distributions. The Trustee shall make distributions of a Participant's Vested Interest from the Trust to or for the benefit of the person entitled thereto under the Plan and at such times and in such form as may be required or permitted under the Plan. Any undistributed part of a Participant's Vested Interest shall be retained in the Trust until distribution. Where distribution is required to be made in Company Stock, or where the Committee directs such distribution, the Trustee shall cause the Company to issue an appropriate stock certificate for the person entitled thereto, and the Trustee shall deliver such certificate to such person; provided, however, that the Trustee shall comply with the provisions of the Plan relating to repurchase of such Company Stock by the Company. Any portion of a Participant's Vested Interest to be distributed in cash or property other than Company Stock shall be paid by the Trustee to the Participant or Beneficiary entitled thereto. Company Stock distributed by the Trustee may include such legend restrictions on transferability as the Company may reasonably require in order to insure compliance with the Plan and with applicable Federal or state securities laws.

               5.5 Instructions. All communications required hereunder from the Company or the Committee to the Trustee shall be in writing signed by an officer of the Company or by a member of the Committee authorized to sign on its behalf. The Committee shall authorize one or more of its members to sign on its behalf all communications required hereunder between the Committee and the Trustee. At all times during which communications between the Committee and the Trustee are required hereunder, the Company and the Committee shall keep the Trustee advised of the names and specimen signatures of all members of the Committee and the individuals authorized to sign on behalf of the Committee. The Trustee shall be fully protected in relying on any such communication and any letter, notice, certificate, report, statement, instrument or document and upon any telephone, telegraph, cable, wireless, radio or other message from any party, if believed to be genuine, and shall not be required to verify the accuracy or validity thereof unless they have reasonable grounds to doubt the authenticity of any signature. If after request the Trustee does not receive instructions from the Committee on any matter for which instructions are required hereunder, the Trustee shall act or refrain from acting as it may determine.

               5.6 Hiring of Agents and Related Expenses. The Trustee and the Committee may employ suitable agents and counsel who may be counsel for the Company or an Affiliate. The reasonable expenses incurred by the Trustee, any individual who is a trustee, and the Committee in the performance of their duties hereunder and all other proper charges, expenses and disbursements of the Trustee, any individual who is a trustee, or the Committee (including the Trustee's compensation) shall be paid out of the Trust unless the Company pays such expenses directly. However, no person serving as a Trustee or individual serving as a member of the Committee who already receives full-time pay from the Company shall receive compensation from this Trust, except for reimbursement of expenses properly and actually incurred.

               5.7 Resignation and Removal of Trustee. The Trustee, or any individual who is a trustee, may resign at any time by delivering to the Committee a written notice of resignation, to take effect at a date specified therein, which shall not take effect in less than 60 days after the delivery thereof, unless such notice is be waived by the Committee.

                    The Board of Directors shall have the right to remove the Trustee, or any individual who is a trustee, at any time with or without cause, by delivering to the Trustee, or individual who is a trustee, a written notice of removal, to take effect at a date specified therein, which shall not take effect in less than 60 days after the delivery thereof, unless such notice is waived by the Trustee.

                    In the event the Trustee, or any individual who is a trustee, notifies the Committee of its intention to resign, or the Committee removes the Trustee, or any individual who is a trustee, in accordance with the foregoing provisions of this
          Section 5.7, the Board of Directors shall appoint a successor trustee, which successor trustee shall accept such appointment by an instrument in writing delivered to the Committee and the Trustee. The Trustee, or individual who is a trustee, resigning or removed hereunder shall thereupon deliver to the successor trustee all assets of the Trust held by such Trustee, or individual who is a trustee, together with such records as may be reasonably required to enable the successor trustee to properly administer the Trust, and all rights and privileges under the Plan and the Trust theretofore vested in the Trustee, or individual who is a trustee, shall vest in the successor trustee where applicable, and thereupon all future liability of such Trustee, or individual who is a trustee, shall terminate; provided, however, that the Trustee, or individual who is a trustee, shall execute, acknowledge and deliver all documents and written instruments which are necessary to transfer and convey his right, title and interest in the Trust, and all rights and privileges, to the successor trustee.

                    In the case of the resignation or removal of the Trustee, or any individual who is a trustee, said Trustee, or individual who is a trustee, shall duly file with the Committee a written report as provided in Section 5.3 above for the period since the last previous annual accounting, and if written objections to such account are not filed as provided in Section 5.3, the Trustee's liability and accountability with respect to the propriety of their acts and transactions shown in such account shall be governed by the terms of this Trust.

               5.8 Hold Harmless. The Company shall defend and indemnify to the full extent permitted by law (including ERISA), which indemnification shall include, but not be limited to, attorney's fees and any tax imposed as a result of a claim asserted by any person, persons or entity (including a governmental entity), the Trustee, or any individual who is a trustee, made or threatened to be made a part to any action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such entity or individual is or was a Trustee. The Trustee, or individual who is a trustee, shall be entitled to collect on the Company's indemnity under this Section 5.8 only from the Company and shall not be entitled to payment directly or indirectly from the Trust.

               5.9 Acceptance. The Trustee hereby accepts the Trust and agrees to hold the Trust, and all additions and accretions thereto, except to the extent such assets, additions and accretions are held by a Custodian, subject to all the terms and conditions of the Trust, which shall be interpreted and construed under the laws of the State of Louisiana to the extent such laws are not superseded by laws of the United States. In the event any provisions of the Trust are held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Trust, but shall be fully severable and the Trust shall be construed and enforced as if the illegal or invalid provision had never been inserted herein.

               5.10 Third Parties. A third party dealing with the Trustee, or any individual who is a trustee, shall not be required to make inquiry as to the authority of the Trustee, or any individual who is a trustee, to take any action nor be under any obligation to follow the proper application by the Trustee, or any individual who is a trustee, of the proceeds of sale of any property sold by the Trustee, or any individual who is a trustee, or to inquire into the validity or propriety of any act of the Trustee, or any individual who is a trustee, except as may be required of such third party under ERISA.

               5.11 Tax Returns. In addition to any returns required of the Trustee by law, the Trustee shall prepare and file such tax reports and other returns as they may from time to time deem appropriate.

               5.12 Judicial Accounting. To the maximum extent consistent with ERISA, nothing contained in the Trust or in the Plan shall be construed as depriving the Trustee or the Company of the right to have a judicial settlement of the Trustee's accounts, and upon any proceeding for a judicial settlement of the Trustee's accounts or for instructions the only necessary parties thereto shall be the Trustee and the Committee.

               5.13 Legal Proceeding. Subject to Section 5.12, in any action or proceeding affecting the Trust the only necessary parties shall be the Company and the Trustee and, except as otherwise required by ERISA, no other person shall be entitled to any notice or service of process. Any judgment entered in such an action or proceeding shall to the maximum extent permitted by ERISA be binding and conclusive on all persons having or claiming to have any interest in the Trust.

                                      ARTICLE VI
                             Relationship of Fiduciaries

               It is the intent of all fiduciaries under the Plan and Trust that each fiduciary be solely responsible for their own acts or omissions. Except to the extent such an obligation is imposed by ERISA or the Code, no fiduciary shall have the duty to question whether any other fiduciary is fulfilling the responsibilities imposed upon such other fiduciary by the Plan and Trust or by ERISA or by any regulations or rulings issued thereunder. To the maximum extent permitted by law, no fiduciary shall have any liability for a breach of fiduciary responsibility of another. Except as provided in Article XIII, no fiduciary shall permit any part of the Trust to be diverted for purposes other than for the exclusive benefit of Participants and their Beneficiaries. However, the Committee may, by written notice to the Trustee, direct that all or part of the assets of the Trust be transferred to a successor trustee under a trust instrument which is for the exclusive benefit of such Participants and their beneficiaries, and which satisfies the applicable requirements for qualification and exemption from taxation under Sections 401(a) and 501(a) of the Code, and thereupon the assets of the Trust or any part thereof, subject to any outstanding debts of the Trust, shall be paid over, transferred or assigned to said successor trustee free from the Trust created hereunder.

                                     ARTICLE VII
                                     Termination

               7.1 Procedures Upon Termination. The Trust shall continue for such time as may be necessary to accomplish the purpose for which it was created, but the Board of Directors may terminate the Trust at any time upon 30 days' notice in writing to the
          Trustee, subject to any applicable contribution or loan agreement. Upon receipt by the Trustee of such notice of termination of the Trust, the Trustee shall, with reasonable promptness after receipt of any such notice, arrange for the orderly distribution of the Trust property in accordance with the written instructions of the Committee which shall be given in conformity with the provisions of the Plan and ERISA. Such instructions may, but need not, provide for the continued payments from the Trust pursuant to Section 5.4 of this Trust to provide the benefits under the Plan until the Trust is exhausted. The Committee shall remain in existence and all of the provisions of the Plan which in the opinion of the Committee are necessary for the execution of the Plan and the administration, distribution, transfer or other disposition of the assets of the Trust shall remain in force. The Trust shall terminate when all such payments are made.

               7.2 Termination With Respect to Less Than All Participants. If the Plan is terminated with respect to a group of persons under the Plan, the portion of the Trust attributable to such group shall be held and disposed of in accordance with the written instructions of the Committee which shall be given in conformity with the provisions of the Plan and ERISA.

                                     ARTICLE VIII
                                      Amendment

               8.1 Right to Amend. The Board of Directors may any time and from time to time amend or modify, in whole or in part and without the consent of any Participating Company or any Participant or beneficiary, any or all of the provisions of this Trust by an instrument in writing delivered to the Trustee. No such amendment shall be made which affects the duties or responsibilities of the Trustee without their consent thereto in writing.

               8.2 Execution. The Committee and the Trustee shall execute such supplements to, or amendments of, this Trust as shall be necessary to give effect to any such amendment or modification.

               8.3 Retroactivity. Any such amendment or modification of this Trust may be retroactive if necessary or appropriate to qualify or maintain the Trust as a part of a plan and trust exempt from Federal income taxation under Sections 401(a) and 501(a) of the Code, the provisions of ERISA, or any other applicable provisions of Federal or state law, as now in effect or hereafter amended or adopted, and any Regulations issued thereunder.

                                      ARTICLE IX
                                    Communications

               9.1  Company's  and Committee's Address.  Communications  to
          the Company or the Committee shall be addressed to or in care of the Company, at 5100 River Road, Avondale, Louisiana 70094; provided, however, that upon the Company's or the Committee's written request, such communications shall be sent to such other address as the Company or the Committee, as the case may be, may specify.

               9.2 Trustee's Address. Communications to the Trustee shall be addressed to them at Avondale Industries, Inc., 5100 River Road, Avondale, Louisiana 70094; provided, however, that upon the written request of the Trustee, such communications shall be sent to such other address or addresses as the Trustee may specify.

               9.3  Binding  Upon  Receipt.    No  communication  shall  be
          binding on the Trustee, Company or Committee until it is received by such party.

               9.4 Communications in Writing. Any action of the Company or the Committee pursuant to this Trust, including all orders, requests, directions, instructions, approvals and objections of the Company or the Committee to the Trustee, shall be in writing signed on behalf of the Company or the Committee by any duly authorized officer of the Company or member of the Committee, respectively. The Trustee shall be governed by such action and, to the maximum extent permitted by ERISA, be fully protected in relying thereon.

                                      ARTICLE X
                                    Non-Alienation

               Except insofar as applicable law may otherwise require or pursuant to a Qualified Domestic Relations Order (as defined in
          Section 6.5 of the Plan), no economic interest, expectancy, benefit, payment, claim or right of any Participant or Beneficiary under the Plan and the Trust shall be subject in any manner to any claims of any creditor of any Participant or Beneficiary, nor to alienation by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, charge or encumbrance of any kind. If any person attempts to take any action contrary to this Article X, such action shall be null and void and of no effect, and the Trustee shall disregard such action and shall not in any manner be bound thereby and shall suffer no liability on account of their disregard thereof.

                                      ARTICLE XI
                                    Voting Rights

               9.5  Pass Through of Voting Rights.   The Trustee shall vote
          all Company Stock held in the Trust as directed by the Committee, or, in accordance with the following provisions, by the
          Participants:

                    a. If the Company has a registration-type class of securities (as defined in Section 409(e)(4) of the Code or any successor statute thereto), then with respect to all corporate matters, all Company Stock allocated to the Accounts of Participants shall be voted in accordance with the directions of such Participants as given to the Committee and communicated in turn by the Committee to the Trustee. Each Participant shall be entitled to direct the voting only of the Company Stock allocated to his Company Stock Account.

                    b. If Company Stock is not a registration-type class of securities (as defined in Section 409(3)(4) of the Code), each Participant shall be entitled to direct Trustee as to the exercise of voting rights attributable to Company Stock allocated to her or her Accounts concerning any corporate matter which involves the voting of Company Stock with respect to the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all the assets of a trade or business, or such similar transactions as may be prescribed in Regulations.

               9.6  Instructions  on  Voting.  Prior to any meeting of  the stockholders of the Company, the Committee shall determine the number of shares of Company Stock (including fractional shares) allocated to each Participant which the Participant shall be entitled to vote. Within a reasonable time (not less than 30 days) before any shareholder meeting, the Committee shall provide the Participant with a form necessary to indicate his vote as to any specific or general matter to be considered by the stockholders at such meeting. In addition, the Committee shall provide the Participants with all information distributed to shareholders by the Committee for the exercise of such voting rights. The Committee shall not make any recommendations regarding the manner of exercising any voting rights. If a Participant shall fail, or refuse, to give the Committee timely and adequate instructions as to how to vote any Company Stock, the Committee shall not exercise its power to vote those shares of Company Stock. The Committee shall be entitled to hire an independent third party to tabulate votes in order to ensure the confidentiality of such vote.

               Each Participant or, in the event of the Participant's death, the Participant's Beneficiary is, for purposes of voting the Company Stock allocated to his Company Stock Account, hereby designated as "named fiduciary" within the meaning of Section 403(a)(1) of ERISA.

               9.7 Voting of Unallocated Company Stock. With respect to Company Stock not allocated to Participants' Accounts, the Committee shall instruct the Trustee, in writing, how to vote such shares.

               9.8 Tender Offers. The Trustee shall notify each Participant of a tender or exchange offer and utilize its best efforts to distribute to Participants in a timely manner all information distributed to shareholders of the Company in
          connection   with  any  such  tender  or  exchange  offer.   Each
          Participant shall have the right from time to time to instruct the Trustee in writing as to the manner in which to respond to any tender or exchange offer with respect to Company Stock allocated to his Company Stock Account which shall be pending or which may be made in the future for all Company Stock or any portion thereof. A Participant's instructions shall remain in force until superseded in writing by the Participant. The Participant shall have the right to determine confidentially whether shares allocated to a Participant's account are tendered or exchanged and the Trustee and Committee shall establish procedures to ensure such confidentiality.

                    Unless  and  until  a Participant's  Company  Stock  is
          tendered or exchanged, the individual instructions received by the Trustee from the Participant shall be held by the Trustee in strict confidence and shall not be divulged or released to any person, including officers of the Company; provided, however, that the Trustee shall advise the Company, at any time, upon request, of the total number of shares not subject to instructions to tender or exchange.

                    With  respect  to (a) Company Stock  not  allocated  to
          Participants' Accounts or (b) Company Stock allocated to Participants' Accounts for which proper directions have not been received from Participants, such stock shall be tendered or exchanged by the Trustee in accordance with directions received from the Committee. The Committee shall instruct the Trustee in response to the tender offer in accordance with ERISA's fiduciary duties to act as a prudent person would act in a similar situation and to act solely in the interests of the Participants and their Beneficiaries. In exercising its fiduciary responsibility, the Committee shall consider (to the extent permitted by Department of Labor or Internal Revenue Service Regulations or announcements) not only the potential increase in value if any of the Participants' Accounts as a result of the tender or exchange offer, but also the impact of any change in the managerial control of the Company on the status of the Participants as Employees in the long-run, including but not limited to whether they will receive larger or smaller employee benefits than at present under the Plan.

               Each Participant or, in the event of the Participant's death, the Participant's Beneficiary is, for purposes of responding to any tender or exchange offer with respect to Company Stock allocated to his Company Stock Account, hereby designated as "named fiduciary" within the meaning of Section 403(a)(1) of ERISA.

                                     ARTICLE XII
                               Participating Companies

               12.1 Other Participating Companies. With the consent of the Company, any entity designated a Participating Company under the Plan may at any time join in the Trust. The Participating Company shall file with the Company and the Trustee a duly executed instrument approved by the Committee and the Trustee. Any such action shall become effective upon the delivery to the Trustee of such instrument duly executed by the Participating Company and the Company, and upon receipt of such instrument the Trustee shall be deemed to accept such Participating Company as a party to this Trust without further action by the Trustee. Each such Participating Company may then contribute under the Plan to the Trust. The contributions which may be made by the Company or any other Participating Company, and the income therefrom, shall be held by the Trustee as part of a single Trust without allocation to the Company or any other Participating Company until the Company shall notify the Trustee of the withdrawal of any Participating Company from the Plan pursuant to Section 12.5

                12.2Committee Appointed Exclusive Agent. Any Participating Company which joins in the Trust as provided in Section 12.1 shall be deemed to thereby appoint the Board of Directors and the Committee its exclusive agent to exercise on its behalf all of the powers and authority conferred upon the Board of Directors and the Committee by the terms of the Trust including, but not by way of limitation, the power to amend the Trust and to terminate the Trust. The authority of the Board of Directors and the Committee to act as such agent shall continue with respect to all funds contributed by each Participating Company and the income therefrom until and unless the amount of such funds and income has been distributed by the Trustee as hereinafter provided in this Article XII.

               12.3 Withdrawal of Participating Company. The Committee shall notify the Trustee in writing of the withdrawal of any Participating Company from the Plan, and the Trustee shall not accept any further contributions under the Plan from such Participating Company and shall set aside in a separate account such part of the Trust as the Committee shall, pursuant to
          Section 12.4, determine to be held for the benefit of eligible employees of the Participating Company and their beneficiaries as of the last day of the Plan Year during which such Participating Company's withdraw from the Plan.

               12.4 Establishment of Segregated Fund. The Committee shall give written directions to the Trustee with respect to the part of the Trust segregated in a separate account pursuant to Section
          12.3. Such directions shall specify the amount to be segregated and shall be in accordance with generally accepted accounting principles, the terms of the Plan and any applicable loan agreement, and, to the maximum extent consistent with ERISA, the determination of the fair market value of the assets in the Trust in the manner provided in Section 5.3 shall be conclusive for the purpose of such segregation. The Trustee shall follow such directions of the Committee which shall constitute a conclusive determination of the amounts which should be segregated for the benefit of the eligible employees of such Participating Company and their beneficiaries.

               12.5 Distribution of Segregated Fund. The Trust shall continue as to any Participating Company, despite receipt by the Trustee of notice of withdrawal from the Plan as to such Participating Company, for such time as may be necessary to effect such withdrawal. Upon receipt by the Trustee from the Committee of notice of withdrawal from the Plan as to such Participating Company, the Trustee shall, with reasonable promptness after receipt of such notice, arrange, in accordance with the written instructions of the Committee which shall be given in conformity with the provisions of the Plan and ERISA, for the orderly distribution of the Trust properly segregated with respect to such Participating Company pursuant to Sections
          12.4 and 12.5.

                                     ARTICLE XIII
                                    Miscellaneous

               13.1 Exclusive Benefit. In no event shall any part of the funds of the Plan be used for or diverted to any purposes other than for the exclusive benefit of Participants and their Beneficiaries under the Plan except as permitted under Section 403(c) of ERISA. Upon the transfer by a Participating Company of any money to the Trustee, all interest of the Participating Company therein shall cease and terminate.

               13.2 Mistake of Fact. Notwithstanding any other provisions herein contained, if any contribution is made by a mistake of fact, such contribution shall upon the direction of the Committee be returned in conformity with Section 3.5 of the Plan,, without liability to any person.

               13.3 Qualification of Plan. Notwithstanding any other provisions herein contained, the Trust is entered into on the condition that the Plan and the Trust are by the IRS as a qualified and exempt plan and trust under the provisions of the Code and Regulations so that contributions to the Trust may be deducted for Federal income tax purposes, within the limits of the Code and Regulations, and to be non-taxable to Participants when contributed. If such approval should be denied for any reason (including failure to comply with any conditions for such approval imposed by the IRS), contributions made after the execution of the Trust and prior to such denial shall be returned to the Company, without any liability to any person, within one year after the date of denial of such approval and any assets received by the Trust pursuant to a plan-to-plan transfer from a qualified defined benefit plan maintained by the Company or

          Company Stock purchased with such assets shall be directly returned to the qualified defined benefit plan, to the extent permissible by law, or to the Company, without any liability, within one year after denial of such approval. All remaining assets in the Trust shall be returned to the Company.

               13.4 Deductibility of Contributions. Notwithstanding any other provisions herein contained, all contributions are hereby expressly conditioned upon their deductibility under Section 404 of the Code and Regulations, as amended from time to time, and if the deduction for any contribution is disallowed in whole or in part, then such contribution (to the extent the deduction is disallowed) shall be returned upon direction of the Committee, which shall be given in conformity with the provisions of ERISA, without liability to any person.

               13.5 Expenses. The expenses of administering the Plan including (i) the fees and expenses of the Trustee for the performance of its duties under the Trust, (ii) the expenses incurred by the members of the Committee in the performance of their duties under the Plan (including reasonable compensation for services rendered in respect of the Plan by legal counsel, certified public accountants, appraisers or others employed by the Committee), and (iii) all other proper charges and disbursements of the Company, Trustee or the members of the Committee (including settlements of claims or legal actions approved by counsel to the Plan) are to be paid out of the Trust unless the Company pays such expenses directly. In estimating costs under the Plan, administrative costs may be anticipated.

               13.6 Titles for Convenience Only. Titles to the Sections of the Trust are included for convenience only and shall not control the meaning or interpretation of any provision of the Trust.

               13.7 Executed Counterparts.   The  Trust  may be executed in
          any number of counterparts, each of which shall be deemed to be the original although the others shall not be produced.

               IN WITNESS WHEREOF, the Company and the Trustee have caused the Trust to be executed this 28th day of December, 1994.

                                             AVONDALE INDUSTRIES, INC


                                             BY: \s\ Thomas M. Kitchen
                                                  Thomas     M.    Kitchen
                                                  Secretary
          ATTEST

          \s\ B. L. Hicks
          (Corporate Seal) Assistant Secretary

          ADMINISTRATIVE COMMITTEE OF        TRUSTEES OF THE AVONDALE
          THE AVONDALE INDUSTRIES, INC.      INDUSTRIES, INC. EMPLOYEE
          EMPLOYEE STOCK OWNERSHIP PLAN      STOCK OWNERSHIP PLAN TRUST


          \s\ Blanche S. Barlotta            \s\ Blanche S. Barlotta
          Blanche S. Barlotta, Member        Blanche S. Barlotta, Trustee


          \s\ Eugene E. Blanchard, Jr.       \s\ R. D. Church
          Eugene E. Blanchard, Member        R. Dean Church, Trustee


          \s\ R. D. Church                   \s\ Rodney J. Duhon
          R. Dean Church, Member             Rodney J. Duhon, Trustee


          \s\ Rodney J. Duhon, Jr.
          Rodney J. Duhon, Jr., Member


          \s\ Ernest F. Griffin, Jr.
          Ernest F. Griffin, Jr., Member


          Sworn to and subscribed before me,
          Notary Public, on this 28 day of
          December, 1994.


          \s\ Rudolph R. Ramelli
          NOTARY PUBLIC